Putnam
Income
Fund

ANNUAL REPORT

October 31, 1997

[LOGO: BOSTON * LONDON * TOKYO]



Fund highlights

* For the 5 years ended October 31, 1997, Putnam Income Fund's class A shares ranked 11 out of 54 corporate debt A-rated funds tracked by Lipper Analytical Services, placing the fund in the top 20% of its category.*

* "Rather than loading up on A-rated credits, [the fund manager of Putnam Income Fund] has normally offset high-yield bonds with government issues. This combination generates a higher yield to maturity than simply buying A-rated credits. That, coupled with [high-yield] bonds' stellar performance in recent years, is largely responsible for the fund's strong track record."

                         --  Morningtar Mutual Funds, April 25, 1997

   CONTENTS

 4 Report from Putnam Management

 9 Fund performance summary

14 Portfolio holdings

33 Financial statements

* Lipper rankings are based on total return performance, vary over time, and do not reflect the effects of sales charges. The fund's class A shares ranked 30 out of 131 and 8 out of 34 for 1- and 10-year performance, respectively, through 10/31/97. Class B shares ranked 81 out of 131 and 48 out of 101 for 1- and 3-year performance, respectively. Class M shares were ranked 42 out of 131 for 1-year performance. Class B and class M shares were not ranked over longer periods. Past performance is not indicative of future results.



From the Chairman

[GRAPHIC OMITTED: PHOTO OF GEORGE PUTNAM]

[copyright] Karsh, Ottawa

Dear Shareholder:

Putnam Income Fund took advantage of a favorable bond market environment to deliver solid results for the fiscal year that ended on October 31, 1997. A carefully selected portfolio emphasizing corporate and mortgage-backed domestic securities and supplemented by fixed-income securities from other world markets allowed the fund to perform well during the period.

During the year, Robert M. Paine and D. William Kohli were appointed to your fund's management team. Bob joined Putnam's High-Yield Bond Group in 1989 and has 8 years of investment experience. Bill has been with Putnam since 1994. In addition to his duties with the fund, he serves as managing director and chief investment officer of Putnam's Global Fixed-Income Group. He has 11 years of investment experience.

In the following report, the management team provides an in-depth account of your fund's performance during fiscal 1997 and provides insights into prospects for the new fiscal year.

Respectfully yours,

/S/George Putnam
George Putnam
Chairman of the Trustees
December 17, 1997



Report from the Fund Managers
Kenneth J. Taubes, lead manager
Robert M. Paine
D. William Kohli

During Putnam Income Fund's 1997 fiscal year, world bond markets provided plenty of challenges and opportunities for fixed-income investors. Your fund's flexible investment strategy enabled it to complete the 12-month period ended October 31, 1997, with solid results. For the period, your fund's class A share return at net asset value was 8.88%, while the Lehman Brothers Aggregate Bond Index produced an 8.89% return. At public offering price, your fund's class A shares returned 3.72%. For more performance information, including the results of other share classes, please see pages 9 through 11.

* U.S. MARKET PROVIDES FAVORABLE ENVIRONMENT FOR BONDS

During the first half of the fiscal year, your fund benefited from continuing steady growth, falling interest rates, ample liquidity, and low inflation in the world's major economies -- all of which contributed to a generally favorable environment for fixed-income investments. An underlying current of nervousness prevailed throughout the period, however, as both the Federal Reserve Board and investors kept a close watch on inflation, fearful that the still robust U.S. economy might reignite it at any moment. The Fed's quarter-point increase in short-term interest rates in March, billed as a preemptive strike, seemed to do the trick without extinguishing the economy's long-standing growth cycle.

Economic activity in the first half of your fund's fiscal year was vigorous and widespread. Consumer spending rose, unemployment fell, sales of new homes set records, and manufacturing capacity became increasingly strained. The market's reaction to the Fed's March increase in interest rates was swift; bonds most sensitive to changing interest rates suffered the greatest price declines. Returns among fixed-income investments in general were lackluster over the first half of the fiscal year. Having become more cautious on the bond market's prospects, we had gradually reduced the portfolio's sensitivity to changes in interest rates by shortening its duration. (An important tool for investment professionals, duration measures a portfolio's sensitivity to changes in interest rates and is expressed in years. The longer the duration, the greater the change in portfolio value with each change in interest rates.)

The second half brought a calmer mood to the market. Economic activity tapered off in a manner that convinced the Fed to leave interest rates unchanged. Despite continued strength in the employment picture, retail sales declined and manufacturers slowed production. This new landscape proved a welcome change for fixed-income investors; bond prices rose throughout the spring and summer while yields fell. With the significant rally based on subdued prospects for inflation, we are cautiously optimistic that interest rates will remain low for the near term.

* HEAVY EMPHASIS ON MORTGAGE-BACKED SECURITIES

In its search for income, your fund invests in a variety of bonds, including U.S. and foreign government bonds, mortgage-backed investments, and bonds issued by corporations. The amount of assets in each sector of the market is adjusted depending on the outlook for the economy and interest rates. This flexibility proved invaluable during fiscal 1997 as sectors rotated in and out of favor with investors. Relying on Putnam's extensive fixed-income research and analysis capabilities, we surveyed interest rates, maturities, and credit ratings throughout the year.

[GRAPHIC BAR CHART HORIZONTAL OMITTED: BOND MARKET PERFORMANCE BY SECTOR]

BOND MARKET PERFORMANCE BY SECTOR*

Comparison of total return, 10/31/96-10/31/97

First Boston High Yield Index                         14.75%

Lehman Brothers Mortgage-
Backed Securities Index                                9.12%

Lehman Brothers Corporate
Bond Index                                             9.26%

Salomon Brothers World
Government Bond Index                                 10.33%

J.P. Morgan Emerging Market
Bond Index                                            14.00%

Lehman Brothers Long-Term
Treasury Bond Index                                   12.61%

Footnote reads:
* These indexes reflect the general performance of market sectors in which the fund invests. The fund's performance will differ. Past performance is not indicative of future results. The indexes may include bonds different from those in the fund. It is not possible to invest in an index.

During the first half, we concluded that mortgage-backed securities provided a distinct advantage over U.S. Treasuries of comparable maturity and therefore weighted the portfolio heavily toward them. Mortgage-backed securities generally offer higher yields than Treasuries in order to compensate investors for the risk to investors that their principal may be returned in full at some point prior to the security's stated maturity date. Such prepayment may cause an investor's actual rate of return to differ from the expected rate of return.

Prepayment risk was not an issue for a large part of the year, however, since economic growth was generally strong and interest rates appeared to us to be relatively stable. Only during the summer did Treasuries gain the upper hand. Their sensitivity to changing interest rates translated into relatively greater price appreciation as the market rallied and rates moved lower. Mortgages were hurt during this period as the prospect of lower rates rekindled concern over the potential of increased homeowner prepayments. By the end of the fund's fiscal period, we had lowered the fund's mortgage-backed securities allocation to 27.7% of the total portfolio.

* CORPORATE BONDS PERFORM WELL

Most corporate bonds, including the ones held by your fund, performed well during the period. Spreads between investment-grade corporate bonds and Treasuries tightened slowly and modestly as economic activity remained firm and inflation remained low. Generally speaking, market environments that are favorable for stocks are also favorable for investment-grade corporate bonds. However, as the period ended, fears of unsustainable U.S. economic growth and turmoil overseas created uncertainty in the market. As events in Southeast Asia heated up toward the fiscal year's close, investment-grade corporate bonds experienced a setback on the grounds that weaker currencies in Asia would reduce U.S. exports and cut into profits of U.S. companies.

[GRAPHIC VERTICAL BAR CHART OMITTED: CHANGES IN PORTFOLIO COMPOSITION]

CHANGES IN PORTFOLIO COMPOSITION*


                10/31/96            10/31/97

U.S.
government
and agency
obligations      48.2%               47.3%

Corporate
bonds            33.5%               40.0%

Foreign
government
bonds and notes   7.8%               10.2%

Collateralized
mortgage
obligations       4.3%                2.6%

Short-term
investments       1.2%                5.6%

Other             3.3%                1.3%

Footnote reads:
* Based on total net assets as of indicated dates. Holdings will vary over time.

High-yield bonds also performed well throughout most of the period, reflecting an environment of low inflation, strong earnings, and solid economic numbers. For most of the fiscal year, the fund benefited from its exposure to the high-yield bond market. As the period ended, however, high-yield bonds exhibited some weakness stemming from the October market turmoil. Despite their volatility, high-yield bonds represented the best-performing segment of the fixed-income market during the period.

* FOREIGN BONDS ADD FLAVOR TO PERFORMANCE

Many overseas bond markets also performed well during the period as inflationary expectations diminished. The peripheral markets of Spain, Italy, and Sweden, buoyed by improving fiscal deficits and a benign inflation outlook, continued to outperform the core European markets of Germany and France. Strong performance also came from the United Kingdom. The Bank of England's independence and tighter monetary policy, as well as the possibility that the United Kingdom may enter the European Economic and Monetary Union
(EMU) after all, provided the catalyst U.K. bonds needed to rally.

Japan's economy showed signs of improvement early in the fiscal year, but it faltered again when already beleaguered Japanese consumers were hit with a tax increase in April. Implementation of the higher consumption tax coincided with the announcement of major deregulation measures related to land reform and to Japan's troubled banking sector. These changes were part of the Japanese government's plan to reduce the country's bulging budget deficit by cutting fiscal spending and raising taxes.

* MARKET UNCERTAINTIES DICTATE CAUTION

The U.S. economy still appears to be robust and there is some question whether potential weaknesses in Asian and Latin American export markets will create enough of a slowing in the U.S. economy to hold inflation in check. We intend to keep an attentive eye on the corporate sector because we believe corporate bonds should continue to perform well over the near term, supported by such positive factors as sustained economic growth, contained inflation, and solid earnings growth. We also remain cautiously optimistic on the mortgage sector and certain international bond markets, including Germany, the United Kingdom, and France.

The views expressed here are exclusively those of Putnam Management. They are not meant as investment advice. Although the described holdings were viewed favorably as of 10/31/97, there is no guarantee the fund will continue to hold these securities in the future.



Performance summary

This section provides information about your fund's performance, which should always be considered in light of its investment strategy. Putnam Income Fund is designed for investors seeking high current income consistent with prudent risk, mainly through fixed-income securities.

TOTAL RETURN FOR PERIODS ENDED 10/31/97

                               Class A         Class B         Class M
(inception date)              (11/1/54)       (3/1/93)        (12/14/94)
                              NAV     POP     NAV    CDSC     NAV    POP
------------------------------------------------------------------------------
1 year                       8.88%   3.72%   8.15%   3.15%   8.74%   5.28%
------------------------------------------------------------------------------
5 years                     47.15   40.11   41.70   39.70   45.13   40.33
Annual average               8.03    6.98    7.22    6.92    7.73    7.01
------------------------------------------------------------------------------
10 years                   152.53  140.56  132.19  132.19  144.15  136.20
Annual average               9.71    9.17    8.79    8.79    9.34    8.98
------------------------------------------------------------------------------
Annual average
(life of fund)               8.69    8.57    7.64    7.64    8.19    8.11
------------------------------------------------------------------------------

COMPARATIVE INDEX RETURNS FOR PERIODS ENDED 10/31/97

                                          Lehman Bros.
                                          Aggregate             Consumer
                                          Bond Index*         Price Index
------------------------------------------------------------------------------
1 year                                       8.89%               2.08%
------------------------------------------------------------------------------
5 years                                     43.64               13.96
Annual average                               7.51                2.65
------------------------------------------------------------------------------
10 years                                   142.28               40.16
Annual average                               9.25                3.43
------------------------------------------------------------------------------
Annual average (life of fund)                  --                4.27
------------------------------------------------------------------------------

Returns for class A and class M shares reflect the current maximum initial sales charges of 4.75% and 3.25%, respectively. Class B share returns for the 1-, 5-, and 10-year (where available) and life-of-fund periods reflect the applicable contingent deferred sales charge (CDSC), which is 5% in the first year, declines to 1% in the sixth year, and is eliminated thereafter. Returns shown for class B and class M shares for periods prior to their inception are derived from the historical performance of class A shares, adjusted to reflect both the initial sales charge or CDSC, if any, currently applicable to each class and, in the case of class B and class M shares, the higher operating expenses applicable to such shares. All returns assume reinvestment of distributions at NAV and represent past performance; they do not guarantee future results. Investment return and principal value will fluctuate so that an investor's shares when redeemed may be worth more or less than their original cost.

* The Lehman Brothers Aggregate Bond Index was introduced on 12/31/75.



[GRAPHIC WORM CHART OMITTED: GROWTH OF A $10,000 INVESTMENT]

GROWTH OF A $10,000 INVESTMENT

Cumulative total return of
a $10,000 investment since
10/31/87

             Fund's class A        Lehman Bros.
Date         shares at POP     Aggregate Bond Index  Consumer Price Index

10/87             9,526               10,000               10,000
10/88            10,960               11,146               10,425
10/89            12,132               12,472               10,893
10/90            12,381               13,259               11,578
10/91            14,615               15,356               11,916
10/92            16,348               16,866               12,298
10/93            18,696               18,868               12,636
10/94            17,919               18,176               12,966
10/95            20,827               21,020               13,330
10/96            22,093               22,249               13,729
10/97            24,056               24,228               14,016

Past performance is no assurance of future results. At the end of the same time period, a $10,000 investment in the fund's class B shares would have been valued at $23,219 and no contingent deferred sales charges would apply; a $10,000 investment in the fund's class M shares would have been valued at $24,415 ($23,620 at public offering price). See first page of performance section for performance calculation method.

PRICE AND DISTRIBUTION INFORMATION
12 months ended 10/31/97

                                   Class A         Class B         Class M
------------------------------------------------------------------------------
Distributions (number)               12              12              12
------------------------------------------------------------------------------
Income                            $0.444          $0.394          $0.432
------------------------------------------------------------------------------
Capital gains
------------------------------------------------------------------------------
Long-term                         $0.035          $0.035          $0.035
------------------------------------------------------------------------------
  Total                           $0.479          $0.429          $0.467
------------------------------------------------------------------------------
Share value:                    NAV     POP         NAV          NAV     POP
------------------------------------------------------------------------------
10/31/96                       $7.02   $7.37       $6.99        $6.99   $7.22
------------------------------------------------------------------------------
10/31/97                        7.14    7.50        7.11         7.11    7.35
------------------------------------------------------------------------------
Current return (end of period)
------------------------------------------------------------------------------
Current dividend rate1          6.22%   5.92%       5.40%        6.08%   5.88%
------------------------------------------------------------------------------
Current 30-day SEC yield2       6.10    5.81        5.33         5.80    5.61
------------------------------------------------------------------------------
1 Income portion of most recent distribution, annualized and divided by NAV or POP at end of period.

2 Based on investment income, calculated using SEC guidelines.

TOTAL RETURN FOR PERIODS ENDED 9/30/97
(most recent calendar quarter)

                               Class A         Class B         Class M
(inception date)              (11/1/54)       (3/1/93)        (12/14/94)
                             NAV     POP     NAV    CDSC     NAV     POP
------------------------------------------------------------------------------
1 year                      10.79%   5.59%  10.07%   5.07%  10.66%   7.07%
------------------------------------------------------------------------------
5 years                     44.30   37.37   38.93   36.94   42.37   37.76
Annual average               7.61    6.56    6.80    6.49    7.32    6.62
------------------------------------------------------------------------------
10 years                   155.35  143.18  134.62  134.62  146.52  138.46
Annual average               9.83    9.29    8.90    8.90    9.44    9.08
------------------------------------------------------------------------------
Annual average
(life of fund)               8.70    8.57    7.65    7.65    8.19    8.11
------------------------------------------------------------------------------

Performance data represent past results, do not reflect future performance, and will differ for each share class. Investment returns and principal value will fluctuate so that an investor's shares, when sold, may be worth more or less than their original cost. See first page of performance section for performance calculation method.

TERMS AND DEFINITIONS

Total return shows how the value of the fund's shares changed over time, assuming you held the shares through the entire period and reinvested all distributions in the fund.

Class A shares are generally subject to an initial sales charge.

Class B shares  may be subject to a sales charge upon redemption.

Class M shares have a lower initial sales charge and a higher 12b-1 fee than class A shares and no sales charge on redemption.

Net asset value (NAV) is the value of all your fund's assets, minus any liabilities, divided by the number of outstanding shares, not including any initial or contingent deferred sales charge.

Public offering price (POP) is the price of a mutual fund share plus the maximum sales charge levied at the time of purchase. POP performance figures shown here assume the maximum 4.75% sales charge for class A shares and 3.25% for class M shares.

Contingent deferred sales charge (CDSC) is a charge applied at the time of the redemption of class B shares and assumes redemption at the end of the period. Your fund's CDSC declines from a 5% maximum during the first year to 1% during the sixth year. After the sixth year, the CDSC no longer applies.

COMPARATIVE BENCHMARKS

Lehman Brothers Aggregate Bond Index* is a unmanaged list of investment-grade bonds.

First Boston High Yield Index* is a market-weighted index, including publicly traded bonds rated below BBB by Standard & Poor's and Moody's.

Lehman Brothers Corporate Bond Index* is a unmanaged list of publicly issued, fixed-rate non-convertible investment-grade domestic corporate debt securities frequently used as a general measure of the performance of fixed-income securities.

Lehman Brothers Long-Term Treasury Bond Index* is composed of all bonds covered by the Lehman Brothers Treasury Bond Index with maturities of 10 years or greater.

Lehman Brothers Mortgage-Backed Securities Index* is a unmanaged list of GNMA bonds.

Salomon Brothers World Government Bond Index* is a market-capitalization weighted benchmark that tracks the performance of government-bond markets in 14 countries.

J.P. Morgan Emerging Market Bond Index* is a total-return index that tracks the traded market for U.S. dollar-denominated Brady and other similar sovereign restructured bonds.

Consumer Price Index (CPI) is a commonly used measure of inflation; it does not represent an investment return.

* Securities indexes assume reinvestment of all distributions and interest payments and do not take in account brokerage fees or taxes. Securities in the fund do not match those in the indexes and performance of the fund will differ. It is not possible to invest directly in an index.



Report of independent accountants
For the fiscal year ended October 31, 1997

To the Trustees and Shareholders of
Putnam Income Fund

We have audited the accompanying statement of assets and liabilities of Putnam Income Fund, including the portfolio of investments owned, as of October 31, 1997, and the related statement of operations for the year then ended and the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the periods indicated therein. These financial statements and financial highlights are the responsibility of the fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of October 31, 1997, by correspondence with the custodian and brokers. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Putnam Income Fund as of October 31, 1997, the results of its operations for the year then ended and the changes in its net assets for each of the two years in the period then ended and the financial highlights for each of the periods indicated therein, in conformity with generally accepted accounting principles.

                                                    Coopers & Lybrand L.L.P.

Boston, Massachusetts
December 11, 1997



Portfolio of investments owned
October 31, 1997


U.S. GOVERNMENT AND AGENCY OBLIGATION  (47.3%) *
PRINCIPAL AMOUNT                                                                                       VALUE

U.S. Government Agency Mortgage Obligations (25.1%)
------------------------------------------------------------------------------------------------------------
     41,462,268  Federal Home Loan Mortgage Corp. 5 1/2s, with due dates
                   from December 1, 2010 to August 1, 2011                                    $   40,011,102
                 Federal National Mortgage Association
     12,119,993    6 1/2s, TBA, November 16, 2027                                                 11,915,408
     14,100,000    5.94s, med. term notes December 12, 2005                                       13,868,619
      2,662,408  Federal National Mortgage Association Graduated Payment
                   Mortgages 8s, December 1, 2008                                                  2,809,693
                 Federal National Mortgage Association Pass-Through Certificates
        370,614    11s, with due dates from August 1, 2013 to October 1, 2015                        422,732
     61,944,981    7s, with due dates from December 1, 2025 to June 15, 2027                      62,068,658
     15,186,782    6 1/2s, with due dates from January 1, 2025 to
                   September 15, 2027                                                             14,930,445
                 Government National Mortgage Association
     20,030,000    7s, TBA, November 16, 2027                                                     20,073,860
     63,985,000    7s, TBA, November 15, 2027                                                     64,344,596
                 Government National Mortgage Association
                   Adjustable Rate Mortgages
      6,386,198    7 3/8s, April 20, 2023                                                          6,614,704
     24,144,537    7 1/8s, with due dates from July 20, 2023 to August 20, 2023                   24,922,800
     15,483,802    7s, September 20, 2024                                                         16,011,219
      8,069,272    6s, May 20, 2024                                                                8,245,788
     19,835,000    6s, TBA, November 16, 2027                                                     20,008,556
     41,068,000    5 1/2s, TBA, November 16, 2027                                                 40,984,632
        424,293  Government National Mortgage Association Graduated
                   Payment Mortgages 11s, with due dates from
                   December 15, 2009 to October 15, 2013                                             457,851
                 Government National Mortgage Association
                   Pass-Through Certificates
        292,396    9s, with due dates from October 15, 2004 to May 15, 2009                          314,690
     95,324,644    8 1/2s, with due dates from February 15, 2026 to
                   October 15, 2027                                                               99,941,269
    110,649,341    7 1/2s, with due dates from January 15, 2024 to
                   October 15, 2027                                                              113,139,219
                                                                                              --------------
                                                                                                 561,085,841

U.S. Treasury Obligations (22.2%)
------------------------------------------------------------------------------------------------------------
                 U.S. Treasury Bonds
     38,832,000    10 3/4s, August 15, 2005 #                                                     50,421,022
      6,955,000    7 1/2s, November 15, 2024                                                       8,114,538
      1,390,000    6 3/8s, August 15, 2027                                                         1,432,534
                 U.S. Treasury Notes
    148,790,000    7s, July 15, 2006                                                             159,647,206
     40,765,000    6 1/4s, June 30, 2002                                                          41,541,981
    166,448,000    6s, July 31, 2002                                                             168,034,249
                 U.S. Treasury Notes
     22,320,000    5 7/8s, September 30, 2002                                                     22,435,171
      9,000,000    5 7/8s, August 31, 1999                                                         9,035,190
      7,015,000    5 7/8s, July 31, 1999                                                           7,040,184
     30,570,000    5 3/4s, October 31, 2002                                                       30,613,104
                                                                                              --------------
                                                                                                 498,315,179
                                                                                              --------------
                 Total U.S. Government and Agency Obligation
                   (cost $1,048,198,993)                                                       1,059,401,020


CORPORATE BONDS AND NOTES (40.0%) *
PRINCIPAL AMOUNT                                                                                       VALUE

Advertising (0.3%)
------------------------------------------------------------------------------------------------------------
    $   175,000  Adams Outdoor Advertising sr. notes 10 3/4s, 2006                            $      190,750
      2,010,000  Lamar Advertising Co. sr. sub. notes 9 5/8s, 2006                                 2,125,575
        420,000  Lamar Advertising Co. 144A sr. sub. notes 8 5/8s, 2007                              423,675
         70,000  Outdoor Comunications Inc. sr. sub. notes 9 1/4s, 2007                               69,300
      1,175,000  Outdoor Systems, Inc. company guaranty 8 7/8s, 2007                               1,210,250
         60,000  Outdoor Systems, Inc. sr. sub. notes 9 3/8s, 2006                                    62,100
      1,725,000  Universal Outdoor, Inc. sr. sub. notes 9 3/4s, 2006                               1,914,750
      1,100,000  Universal Outdoor, Inc. sr. sub. notes Ser. B, 9 3/4s, 2006                       1,221,000
                                                                                              --------------
                                                                                                   7,217,400

Aerospace and Defense (0.8%)
------------------------------------------------------------------------------------------------------------
        170,000  BE Aerospace sr. notes 9 3/4s, 2003                                                 177,650
        160,000  Howmet Corp. sr. sub. notes 10s, 2003                                               171,200
        155,000  K & F Industries, Inc.144A sr. sub. notes 9 1/4s, 2007                              156,163
         75,000  L-3 Communications Corp. 144A sr. sub. notes 10 3/8s, 2007                           80,625
     16,515,000  Raytheon Co notes 6.45s, 2002                                                    16,632,257
        125,000  Sequa Corp. bonds 8 3/4s, 2001                                                      126,250
        145,000  Sequa Corp. sr. notes 9 5/8s, 1999                                                  147,900
        140,000  Tracor, Inc. sr. sub. notes 8 1/2s, 2007                                            141,400
        140,000  Wyman-Gordon Co. sr. notes 10 3/4s, 2003                                            148,400
        165,000  United Defense Industries Inc. 144A units sr. sub. notes
                   8 3/4s, 2007                                                                      165,000
                                                                                              --------------
                                                                                                  17,946,845

Agriculture (0.3%)
------------------------------------------------------------------------------------------------------------
        275,000  AGCO Corp. sr. sub. notes 8 1/2s, 2006                                              284,625
      5,850,000  Potash Corp. of Saskatchewan notes 7 1/8s, 2007 (Canada)                          6,030,531
        511,480  Premium Standard Farms, Inc. sr. secd. notes 11s, 2003 [2 DBL. DAGGERS]             562,628
                                                                                              --------------
                                                                                                   6,877,784

Apparel (--%)
------------------------------------------------------------------------------------------------------------
        400,000  Sassco Fashions Ltd. sr. notes 12 3/4s, 2004                                        424,000

Automotive (0.3%)
------------------------------------------------------------------------------------------------------------
        232,000  Aftermarket Technology Corp. sr. sub. notes 12s, 2004                               257,520
        165,000  Aftermarket Technology Corp. sr. sub. notes Ser. D, 12s, 2004                       183,150
         40,000  Cambridge Industries Inc. 144A sr. sub. notes 10 1/4s, 2007                          41,600
      4,360,000  Chrysler Corp. deb. Ser. B, 7.45s, 2097                                           4,481,862
          5,000  Hawk Corp. sr. notes 10 1/4s, 2003                                                    5,200
      1,185,000  Hayes Wheels International, Inc. company guaranty Ser. B,
                   9 1/8s, 2007                                                                    1,214,625
      1,100,000  Lear Corp. sub. notes 9 1/2s, 2006                                                1,199,000
                                                                                              --------------
                                                                                                   7,382,957

Banks (5.3%)
------------------------------------------------------------------------------------------------------------
      4,205,000  Abbey National PLC sub. notes 7.35s, 2049 (United Kingdom)                        4,380,979
     11,105,000  Advanta National Bank sr. notes 7.02s, 2001                                      11,161,858
        900,000  Chevy Chase Savings Bank sub. deb. 9 1/4s, 2008                                     909,000
        180,000  Chevy Chase Savings Bank Inc. sub. deb. 9 1/4s, 2005                                181,800
      8,325,000  Den Danske Bank sub. notes 6.55s, 2003 (Denmark)                                  8,391,683
         50,000  Dime Capital Trust I sub. notes 9.33s, 2027                                          56,495
        895,000  First Nationwide Holdings 144A sr. sub. notes 10 5/8s, 2003                         971,075
      5,705,000  Greenpoint Bank sr. notes 6.7s, 2002                                              5,727,421
      2,630,000  Greenpoint Capital Trust I company guaranty 9.1s, 2027                            2,769,390
      1,520,000  Merita Bank Ltd. sub. notes 6 1/2s, 2006 (Finland)                                1,507,749
          5,000  Ocwen Federal Bank FSB sub. deb. 12s, 2005                                            5,500
         90,000  Ocwen Capital Trust I company guaranty 10 7/8s, 2027                                 95,400
      9,865,000  Peoples Bank- Bridgeport sub. notes 7.2s, 2006                                   10,174,465
      2,065,000  Peoples Heritage Capital Trust company guaranty Ser. B,
                   9.06s, 2027                                                                     2,266,338
         95,000  Provident Capital Trust company guaranty 8.6s, 2026                                  99,156
        115,000  Riggs Capital Trust 144A bonds 8 5/8s, 2026                                         121,347
      8,500,000  Riggs National Corp. sub. deb. 8 1/2s, 2006                                       8,840,000
      6,500,000  Scotland International Finance B.V. 144A sub.
                   notes 8.85s, 2006 (Netherlands)                                                 7,513,545
     11,215,000  Societe Generale 144A notes 7.85s, 2049 (France)                                 11,678,180
      5,000,000  Society Bank & Trust notes 12 1/2s, 1999                                          5,522,500
      6,935,000  Sparbanken Sverige AB (Swedbank) 144A sub. 7 1/2s,
                   2006 (Sweden)                                                                   7,244,301
      6,065,000  St. Paul Bancorp sr. notes 7 1/8s, 2004                                           6,199,461
      4,050,000  State Development Bank of China notes 7 3/8s, 2007 (China)                        3,981,393
      3,745,000  State Street Institution 144A company guaranty 7.94s, 2026                        3,931,052
      6,095,000  Webster Capital Trust I 144A bonds 9.36s, 2027                                    6,785,076
      8,445,000  Webster Financial Corp. sr. notes 8 3/4s, 2000                                    8,893,936
                                                                                              --------------
                                                                                                 119,409,100

Basic Industrial Products (--%)
------------------------------------------------------------------------------------------------------------
        290,000  Clark-Schwebel sr. notes 10 1/2s, 2006                                              313,200
         75,000  Owens-Illinois, Inc. sr. notes 8.1s, 2007                                            79,577
         30,000  Roller Bearing Co. 144A sr. sub. notes 9 5/8s, 2007                                  30,225
                                                                                              --------------
                                                                                                     423,002

Broadcasting (0.7%)
------------------------------------------------------------------------------------------------------------
        250,000  Acme Television/Finance 144A sr. disc. notes stepped-coupon
                   zero % (10 7/8s, 9/30/00), 2004 ++                                                184,375
        100,000  Adelphia Communications Corp. sr. notes Ser. B, 10 1/4s, 2000                       101,000
        855,000  Affinity Group Holdings sr. notes 11s, 2007                                         906,300
      1,100,000  American Radio Systems Corp. company guaranty 9s, 2006                            1,168,750
        305,000  Argyle Television Corp. sr. sub. notes 9 3/4s, 2005                                 333,975
        185,000  Bell Cablemedia PLC sr. disc. notes stepped-coupon
                   zero % (11.95s, 7/15/99), 2004 (United Kingdom) ++                                172,050
        550,000  Benedek Broadcasting sr. notes 11 7/8s, 2005                                        613,250
        925,000  Benedek Communications Corp. sr. disc. notes stepped-coupon
                   zero % (13 1/4s, 5/15/01), 2006 ++                                                647,500
        260,000  Capstar Broadcasting sr. disc. notes stepped-coupon zero %
                   (12 3/4s, 2/1/02), 2009 ++                                                        179,400
        900,000  Capstar Broadcasting sr. sub. notes 9 1/4s, 2007                                    904,500
        110,000  Central European Media Enterprises Ltd. sr. notes 9 3/8s, 2004                      108,900
        230,000  Chancellor Media Corp. sr. sub. notes 9 3/8s, 2004                                  238,050
         90,000  Citadel Broadcasting Co. 144A sr. sub. notes 10 1/4s, 2007                           95,850
        840,000  Comcast Corp. sr. sub. notes 9 1/2s, 2008                                           898,800
        340,000  Commodore Media, Inc. sr. sub. notes stepped-coupon 7 1/2s,
                   (13 1/4s, 5/1/98), 2003 ++                                                        375,700
        630,000  Fox/Liberty Networks LLC 144A sr. notes 8 7/8s, 2007                                630,000
        875,000  Granite Broadcasting Corp. sr. sub. notes 10 3/8s, 2005                             883,750
         65,000  Gray Communications Systems, Inc. sr. sub. notes 10 5/8s, 2006                       70,200
        160,000  Heartland Wireless Communications, Inc. sr. notes Ser. B,
                   14s, 2004 +                                                                        68,800
        120,000  Heritage Media Services Corp. sr. sub. notes 8 3/4s, 2006                           127,800
      1,350,000  Jacor Communications, Inc. 144A company guaranty
                   8 3/4s, 2007                                                                    1,356,750
        125,000  Jacor Communications, Inc. company guaranty 9 3/4s, 2006                            130,625
        275,000  JCAC, Inc. sr. sub. notes 10 1/8s, 2006                                             292,875
        220,000  Paxson Communications Corp. 144A sr. sub. notes 11 5/8s, 2002                       237,600
        250,000  Pegasus Media & Communications notes Ser. B, 12 1/2s, 2005                          285,000
         40,000  Radio One Inc. 144A sr. sub. notes stepped-coupon 7s,
                   (12s, 5/1/00), 2004 ++                                                             38,400
      1,075,000  Sinclair Broadcast Group, Inc. 144A sr. sub. notes 9s, 2007                       1,075,000
        275,000  Sinclair Broadcasting Group sr. sub. notes 10s, 2005                                280,500
        155,000  Spanish Broadcasting sr. notes Ser. B, 11s, 2004                                    170,500
      1,000,000  Spanish Broadcasting Systems sr. notes 12.5s, 2002                                1,155,000
      1,160,000  Sullivan Broadcasting sr. sub. notes 10 1/4s, 2005                                1,218,000
        870,000  TCI Satellite Entertainment 144A sr. sub. notes 10 7/8s, 2007                       904,800
        100,000  TV Azteca S.A. de C.V. sr. notes 10 1/2s, 2007 (Mexico)                             100,500
        835,000  UIH Australia/Pacific, Inc. 144A sr. disc. notes stepped-coupon
                   zero % (14s, 5/15/01), 2006 (Australia) ++                                        580,325
                                                                                              --------------
                                                                                                  16,534,825

Building and Construction (0.3%)
------------------------------------------------------------------------------------------------------------
        260,000  Atrium Companies, Inc. 144A sr. sub. notes 10 1/2s, 2006                            273,000
         80,000  Building Materials Corp. sr. notes Ser. B, 8 5/8s, 2006                              82,400
        115,000  Continental Homes Holding Corp. sr. notes 10s, 2006                                 124,488
      4,740,000  Guangdong Enterprises 144A sr. notes 8 7/8s, 2007 (China)                         4,670,417
        500,000  GS Superhighway Holdings 144A sr. notes 10 1/4s, 2007                               486,250
         75,000  M.D.C. Holdings, Inc. notes Ser. B, 11 1/8s, 2003                                    83,250
        223,000  Terex Corp. sr. notes Ser. B, 13 1/4s, 2002                                         248,645
        550,000  Southdown, Inc. sr. sub. notes Ser. B, 10s, 2006                                    607,750
                                                                                              --------------
                                                                                                   6,576,200

Business Equipment and Services (0.1%)
------------------------------------------------------------------------------------------------------------
         95,000  Axiohm Transactions Solutions 144A sr. sub. notes 9 3/4s, 2007                       96,425
         50,000  Coleman Escrow Corp. 144A 2nd Priority sr. disc. notes
                   zero %, 2001                                                                       29,500
        305,000  Corporate Express, Inc. sr. sub. notes Ser. B, 9 1/8s, 2004                         314,150
        840,000  Iron Mountain, Inc. med. term notes company guaranty
                   10 1/8s, 2006                                                                     911,400
        250,000  Iron Mountain, Inc. 144A sr. sub. notes 8 3/4s 2009                                 252,500
        135,000  Outsourcing Solutions, Inc. sr. sub. notes Ser. B, 11s, 2006                        149,175
      $679,000   Pierce Leahy Corp. sr. sub. notes 11 1/8s, 2006                                     767,270
        160,000  United Stationer Supply, Inc. sr. sub. notes 12 3/4s, 2005                          182,400
         60,000  Williams Scotsman, Inc. 144A sr. notes 9 7/8s, 2007                                  62,100
                                                                                              --------------
                                                                                                   2,764,920

Cable Television (0.6%)
------------------------------------------------------------------------------------------------------------
      1,100,000  Cablevision Systems Corp. sr. sub. deb. 10 1/2s, 2016                             1,199,000
          5,000  Cablevision Systems Corp. sr. sub. deb. 9 7/8s, 2023                                  5,225
         95,000  Century Communications Corp. sr. notes 9 1/2s, 2005                                  98,325
      1,200,000  Century Communications Corp. sr. notes 8 7/8s, 2007                               1,206,000
      8,400,000  Continental Cablevision, Inc. sr. deb. 9 1/2s, 2013                               9,636,228
        880,000  Diamond Cable Communication Co. sr. disc. notes
                   stepped-coupon zero % (11 1/4s, 12/15/00), 2005
                   (United Kingdom) ++                                                               646,800
         15,000  Diamond Cable Communication Co. sr. disc. notes
                   stepped-coupon zero % (13 1/2s, 9/30/99), 2004
                   (United Kingdom) ++                                                                12,600
        245,000  Jones Intercable, Inc. sr. sub. deb. 10 1/2s, 2008                                  264,600
      1,105,000  Marcus Cable Co. (L.P.) sr. sub. disc. notes stepped-coupon
                   zero % (13 1/2s, 8/1/99), 2004 ++                                               1,000,025
         75,000  Rogers Cablesystems Ltd. notes 11s, 2015 (Canada)                                    83,250
          5,000  Rogers Cablesystems Ltd. deb. 10 1/8s, 2012 (Canada)                                  5,250
                                                                                              --------------
                                                                                                  14,157,303

Chemicals (0.7%)
------------------------------------------------------------------------------------------------------------
        275,000  Great Lakes Carbon Corp. sr. notes 10s, 2006                                        291,500
         45,000  Harris Chemical Corp. sr. sub. notes 10 3/4s, 2003                                   47,363
        600,000  Huntsman Corp. 144A sr. sub. notes 9 1/2s, 2007                                     622,500
        305,000  Huntsman Corp. 144A sr. sub. notes FRN 9.187s, 2007                                 315,675
      3,335,000  Lyondell Petrochemical Co. notes 9 1/8s, 2002                                     3,688,377
        250,000  NL Industries, Inc. sr. notes stepped-coupon zero %
                   (13s, 10/15/98), 2005 ++                                                          246,250
         45,000  Pioneer Americas Acquisition company guaranty Ser. B,
                   9 1/4s, 2007                                                                       44,550
        165,000  Polytama International notes 11 1/4s, 2007 (Netherlands)                            152,625
      9,850,000  Sociedad Quimica Y Minera de Chile S.A. 144A bonds 7.7s,
                   2006 (Chile)                                                                   10,293,250
        115,000  Sovereign Specialty Chemical 144A sr. sub. notes 9 1/2s, 2007                       118,163
        170,000  Sterling Chemicals Holdings sr. disc. notes stepped-coupon
                   zero % (13 1/2s, 8/15/01), 2008 ++                                                123,250
        570,000  Sterling Chemicals, Inc. sr. sub. notes Ser. A, 11 1/4s, 2007                       632,700
         95,000  Trikem S.A. 144A bonds 10 5/8s, 2007 (Brazil)                                        88,350
        100,000  Union Carbide Global Enterprises sr. sub. notes Ser. B, 12s, 2005                   112,000
                                                                                              --------------
                                                                                                  16,776,553
Computer Services and Software (--%)
------------------------------------------------------------------------------------------------------------
        230,000  Computervision Corp. sr. sub. notes 11 3/8s, 1999                                   121,900
         55,000  DecisionOne Corp. sr. sub. notes 9 3/4s, 2007                                        56,238
                                                                                              --------------
                                                                                                     178,138

Conglomerates (--%)
------------------------------------------------------------------------------------------------------------
        100,000  Aramark Corp. sub. notes 8 1/2s, 2003                                               102,000
         40,000  Cia Latino Americana 144A company guaranty 11 5/8s,
                   2004 (Argentina)                                                                   40,400
        140,000  Congoleum Corp. sr. notes 9s, 2001                                                  143,850
        289,000  MacAndrews & Forbes Holdings, Inc. sub. deb. notes 13s, 1999                        290,084
                                                                                              --------------
                                                                                                     576,334

Consumer Durable Goods (0.1%)
------------------------------------------------------------------------------------------------------------
        320,000  Carson Inc. 144A sr. notes 10 3/8s 2007                                             320,000
         45,000  French Fragrances, Inc. sr. notes Ser. B, 10 3/8s, 2007                              47,250
         45,000  Hedstrom Corp. 144A sr. sub. notes 10s, 2007                                         45,450
        165,000  Remington Products Co. sr. sub. notes Ser. B, 11s, 2006                             122,100
        210,000  Revlon Worldwide Corp. sr. disc. notes Ser. B, zero %, 2001                         143,850
        200,000  Selmer Co., Inc. sr. sub. notes 11s, 2005                                           220,000
                                                                                              --------------
                                                                                                     898,650

Consumer Non Durables (0.8%)
------------------------------------------------------------------------------------------------------------
         50,000  Foamex (L.P.) 144A sr. sub. notes 9 7/8s, 2007                                       51,500
        390,000  Guess Jeans, Inc. sr. sub. notes 9 1/2s, 2003                                       397,800
      4,530,000  Philip Morris Cos., Inc. notes 7 1/8s, 2004                                       4,617,474
      1,895,000  Philip Morris Cos., Inc. deb. 7 3/4s, 2027                                        1,990,129
      2,420,000  RJR Nabisco, Inc. notes 8 3/4s, 2005                                              2,589,860
      9,055,000  Sampoerna International Finance Co. 144A company guaranty
                   8 3/8s, 2006 (Indonesia)                                                        8,301,171
                                                                                              --------------
                                                                                                  17,947,934

Consumer Services (0.1%)
------------------------------------------------------------------------------------------------------------
        255,000  Coinmach Corp. sr. notes Ser. B, 11 3/4s, 2005                                      279,225
        600,000  Coinmach Corp. 144A sr. notes 11 3/4s, 2005                                         657,000
        738,500  Falcon Holdings Group, Inc. sr. sub. notes 11s, 2003 [2 DBL. DAGGERS]               775,425
         80,000  FRD Acquisition Co. sr. notes Ser. B, 12 1/2s, 2004                                  84,000
        165,000  Host Marriott Travel Plaza sr. notes Ser. B, 9 1/2s, 2005                           172,838
        595,000  John Q Hammons Hotels, Inc. 1st mtge. 8 7/8s, 2004                                  595,000
        110,000  Viasystems Inc. 144A sr. sub. notes 9 3/4s, 2007                                    113,575
                                                                                              --------------
                                                                                                   2,677,063
Electronics and Electrical Equipment (0.2%)
------------------------------------------------------------------------------------------------------------
        130,000  Argo-Tech Corp. 144A sr. sub. notes 8 5/8s, 2007                                    129,350
        150,000  Celestica International Ltd. 144A sr. sub. notes 10 1/2s,
                   2006 (India)                                                                      160,875
        170,586  Cirent Semiconductor sr. sub. notes 10.22s, 2002                                    174,211
        181,037  Cirent Semiconductor 144A sr. sub. notes 10.14s, 2004                               185,337
      1,190,000  DII Group, Inc. 144A sr. sub. notes 8 1/2s, 2007                                  1,178,100
        210,000  Dobson Communications Corp. 11 3/4s, 2007                                           215,250
        760,000  Fairchild Semiconductor Corp. sr. sub. notes 10 1/8s, 2007                          803,700
        170,000  Fairchild Semiconductor Corp. 144A sr. sub. notes 11.74s, 2008                      173,825
        220,000  Flextronics International Ltd. 144A sr. sub. notes 8 3/4s, 2007                     218,350
         60,000  HCC Industries, Inc. 144A sr. sub. notes 10 3/4s, 2007                               63,150
        330,000  International Semi-Tech. Corp. sr. secd. disc. notes stepped-coupon zero % (11 1/2s, 8/15/00), 2003
                   (Canada) ++                                                                       151,800
        255,000  Motors and Gears, Inc. sr. notes Ser. B, 10 3/4s, 2006                              270,300
         30,000  Wavetek Corp. 144A sr. sub. notes 10 1/8s, 2007                                      30,900
                                                                                              --------------
                                                                                                   3,755,148

Energy-Related (0.2%)
------------------------------------------------------------------------------------------------------------
        250,000  Panda Global Energy Co. company guaranty 12 1/2s, 2004                              232,500
      4,715,000  Quezon Power Ltd. sr. notes 8.86s, 2017 (Philippines)                             4,538,188
                                                                                              --------------
                                                                                                   4,770,688

Entertainment (1.2%)
------------------------------------------------------------------------------------------------------------
         55,000  Affinity Group Holdings sr. sub. notes 11 1/2s, 2003                                 58,850
      1,410,000  AMC Entertainment, Inc. sr. sub. notes 9 1/2s, 2009                               1,445,250
        700,000  Aztar Corp. sr. sub. notes 11s, 2002                                                721,000
         75,000  Cinemark USA, Inc. sr. sub. notes Ser. B, 9 5/8s, 2008                               76,500
      1,650,000  Cinemark USA, Inc. sr. sub. notes Ser. D, 9 5/8s, 2008                            1,699,500
        180,000  Premier Parks, Inc. sr. notes Ser. A, 12s, 2003                                     198,675
      1,205,000  Six Flags Corp. sr. sub. notes stepped-coupon zero %
                   (12 1/4s, 6/15/98), 2005 ++                                                     1,274,288
      3,450,000  Time Warner Entertainment Inc. notes 8 7/8s, 2012                                 4,012,833
     11,990,000  Time Warner Entertainment sr. notes 8 3/8s, 2033                                 13,191,518
      1,925,000  Time Warner Entertainment Inc. deb. 7 1/4s, 2008                                  1,978,900
        685,000  Trump A.C. 1st mtge. 11 1/4s, 2006                                                  674,725
      2,515,000  Viacom International, Inc. sub. deb. 8s, 2006                                     2,464,700
                                                                                              --------------
                                                                                                  27,796,739

Environmental Control (--%)
------------------------------------------------------------------------------------------------------------
         35,000  Allied Waste Industries, Inc. company guaranty 10 1/4s, 2006                         37,800
        200,000  Allied Waste Industries, Inc. 144A sr. disc. notes stepped-coupon
                   zero % (11.3s, 6/1/02), 2007 ++                                                   135,000
                                                                                              --------------
                                                                                                     172,800

Food and Beverages (0.2%)
------------------------------------------------------------------------------------------------------------
         65,000  Ameriserve Food Co. 144A sr. sub. notes 10 1/8s, 2007                                67,925
        295,000  Ameriserve Food Co. 144A sr. notes 8 7/8s, 2006                                     295,000
         70,000  Aurora Foods, Inc. sr. sub. notes Ser. B, 9 7/8s, 2007                               72,450
         90,000  Canandaigua Wine Co. sr. sub. notes Ser. C, 8 3/4s, 2003                             90,000
        235,000  Chiquita Brands cv. sr. notes 9 5/8s, 2004                                          245,575
         60,000  Del Monte Corp. sr. sub. notes Ser. B, 12 1/4s, 2007                                 65,400
        130,000  Fleming Companies, Inc. 144A sr. sub. notes 10 1/2s, 2004                           135,525
        300,000  Jitney-Jungle Stores company guaranty 12s, 2006                                     336,000
        110,000  Ralphs Grocery Co. company guaranty 10.45s, 2004                                    121,000
        550,000  Ralphs Grocery Co. sr. notes 10.45s, 2004                                           606,375
        445,000  Mafco, Inc. sr. sub. notes 11 7/8s, 2002                                            471,700
        130,000  Signature Brands Ltd. sr. sub. notes 13s, 2002 (Canada)                             148,200
        750,000  Southland Corp. deb. Ser. A, 4 1/2s, 2004                                           613,125
        130,000  Southern Foods Group 144A sr. sub. notes 9 7/8s, 2007                               133,250
        205,000  Stater Brothers sr. notes 11s, 2001                                                 225,500
        930,000  Stater Brothers 144A sr. sub. notes 9s, 2004                                        939,300
         25,000  Windy Hill Pet Food Co. sr. sub. notes 9 3/4s, 2007                                  25,375
                                                                                              --------------
                                                                                                   4,591,700

Health Care (0.5%)
------------------------------------------------------------------------------------------------------------
        200,000  Genesis Eldercare 144A sr. sub. notes 9s, 2007                                      194,000
        290,000  Genesis Health Ventures, Inc. sr. sub. notes 9 1/4s, 2006                           294,350
        325,000  Integrated Health Services, Inc. 144A sr. sub. notes 9 1/2s, 2007                   328,250
        450,000  Integrated Health Services, Inc. 144A sr. sub. notes 9 1/4s, 2008                   450,000
        205,000  Magellan Health Services, Inc. sr. sub. deb. Ser. A, 11 1/4s, 2004                  227,550
        210,000  Merit Behavioral Care sr. sub. notes 11 1/2s, 2005                                  247,800
        250,000  Paracelsus Healthcare sr. sub. notes 10s, 2006                                      257,500
        440,000  Paragon Health Network 144A sr. sub. notes stepped-coupon
                   zero % (10 1/2s, 11/1/02) 2007 ++                                                 261,250
        920,000  Paragon Health Network 144A sr. sub. notes 9 1/2s 2007                              914,250
        625,000  Quorum Health Group, Inc. sr. sub. notes 8 3/4s, 2005                               650,000
        595,000  Sun Healthcare Group Inc. 144A sr. sub. notes 9 1/2s, 2007                          603,925
      6,465,000  Tenet Healthcare Corp. sr. notes 8s, 2005                                         6,529,650
      1,295,000  Tenet Healthcare Corp. sr. sub. notes 8 5/8s, 2007                                1,327,375
                                                                                              --------------
                                                                                                  12,285,900

Insurance and Finance (7.2%)
------------------------------------------------------------------------------------------------------------
        125,000  Aames Financial Corp. sr. notes 9 1/8s, 2003                                        115,000
      7,745,000  Advanta Corp. med. term notes Ser. B, 7s, 2001                                    7,568,104
      5,265,000  AFC Capital Trust company guaranty Ser. B, 8.207s, 2027                           5,813,824
      3,245,000  Allstate Financing II company guaranty 7.83s, 2045                                3,353,253
      3,500,000  AMBAC Indemnity Corp. deb. 9 3/8s, 2011                                           4,391,520
        115,000  Colonial Capital II company guaranty 8.92s, 2027                                    121,109
      6,420,000  Conseco Inc. sr. notes 10 1/2s, 2004                                              7,754,654
         20,000  Contifinancial Corp. sr. notes 8 3/8s, 2003                                          20,700
        110,000  Delta Financial Corp. sr. notes 9 1/2s, 2004                                        108,900
        150,000  Dine S.A. de C.V. company guaranty 8 3/4s,
                   2007 (Mexico)                                                                     139,500
        120,000  Dollar Financial Group Inc. sr. notes Ser. A, 10 7/8s, 2006                         128,400
     12,055,000  Executive Risk Capital Trust company guaranty Ser. B,
                   8.675s, 2027                                                                   12,787,341
      3,595,000  First Financial Caribbean Corp. sr. notes 7.84s, 2006                             3,785,643
      6,840,000  Firstar Capital Trust I company guaranty Ser. B, 8.32s, 2026                      7,407,994
         85,000  Imperial Credit Capital Trust I 144A company guaranty
                   10 1/4s, 2002                                                                      84,575
        200,000  Intertek Finance PLC 144A sr. sub. notes 10 1/4s, 2006
                   (United Kingdom)                                                                  210,000
        245,000  Investors Capital Trust I company guaranty Ser. B, 9.77s, 2027                      261,538
      9,705,000  Lehman Bros Holdings, Inc. med. term notes 6.4s, 1999                             9,775,070
      6,460,000  Markel Capital Trust I 144A company guaranty 8.71s, 2046                          6,734,550
     12,955,000  Money Store, Inc. notes 8.05s, 2002                                              13,525,538
        120,000  Netia Holdings B.V. 144A company guaranty 10 1/4s, 2007 (Poland)                    115,200
         70,000  Netia Holdings B.V. 144A company guaranty stepped-coupon
                   zero % (11 1/4s, 11/1/02), 2007 (Poland) ++                                        40,250
        175,000  North Fork Capital Trust I company guaranty 8.7s, 2026                              187,143
      2,950,000  Orange Cogen Funding 144A company guaranty 8.175s, 2022                           3,156,205
      5,000,000  Orion Capital Corp. sr. notes 9 1/8s, 2002                                        5,509,000
      7,600,000  Phoenix Home Life Mutual Insurance Co. 144A notes 6.95s, 2006                     7,754,508
     15,459,623  Railcar Leasing L.L.C. 144A sr. notes Ser. A1, 6 3/4s, 2006                      15,904,088
        205,000  Reliance Group Holdings, Inc. sr. notes 9s, 2000                                    215,394
         10,000  Reliance Group Holdings, Inc. sr. sub. deb. 9 3/4s, 2003                             10,690
      9,140,000  Salomon, Inc. sr. notes 7.3s, 2002                                                9,467,395
      6,255,000  Salton Sea Funding Corp. company guaranty Ser. E, 8.3s, 2011                      6,805,815
      1,090,000  Sears, Roebuck and Co. med. term notes Ser. VI, 8.99s, 2012                       1,324,786
      5,055,000  Southern Investments Service Co. sr. notes 6.8s, 2006
                   (United Kingdom)                                                                5,078,000
        115,000  Sovereign Capital Trust 144A company guaranty 9s, 2027                              122,331
     12,490,000  TigCapital Trust I 144A bonds 8.597s, 2027                                       13,307,221
      7,845,000  Trenwick Capital Trust I company guaranty 8.82s, 2037                             8,325,506
                                                                                              --------------
                                                                                                 161,410,745

Medical Supplies and Devices (0.1%)
------------------------------------------------------------------------------------------------------------
        350,000  ALARIS Medical Inc. company guaranty 9 3/4s, 2006                                   369,250
        175,000  Dade International, Inc. sr. sub. notes Ser. B, 11 1/8s, 2006                       196,438
        210,000  Graphic Controls Corp. sr. sub. notes Ser. A, 12s, 2005                             234,150
        425,000  Imagyn Medical Technologies 12 1/2s, 2004                                           412,250
        165,000  Kinetic Concepts, Inc. 144A sr. sub. notes 9 5/8s, 2007                             165,413
        670,000  Wright Medical Technology, Inc. 144A 11 3/4s, 2000                                  686,750
                                                                                              --------------
                                                                                                   2,064,251

Metals and Mining (0.8%)
------------------------------------------------------------------------------------------------------------
        200,000  Anker Coal Group, Inc. 144A sr. notes 9 3/4s, 2007                                  203,000
        135,000  Armco, Inc. 144A sr. notes 9s, 2007                                                 134,663
        855,000  AK Steel Corp. sr. notes 9 1/8s, 2006                                               889,200
         50,000  Altos Hornos De Mexico bonds Ser. B, 11 7/8s, 2004 (Mexico)                          51,750
        100,000  Bucyrus International, Inc. 144A sr. notes 9 3/4s, 2007                             100,500
        155,000  Continental Global Group sr. notes Ser. B, 11s, 2007                                164,300
      2,585,000  Freeport-McMoRan Copper & Gold Co., Inc. sr. notes 7 1/2s, 2006                   2,596,090
        430,000  Hylsa S.A. de C.V. 144A bonds 9 1/4s, 2007 (Mexico)                                 419,250
        170,000  Murrin Holdings 144A sr. notes 9 3/8s, 2007 (Australia)                             172,975
      6,770,000  Noranda, Inc. notes 7s, 2005 (Canada)                                             6,858,416
      6,100,000  PT Alatief Freeport sr. notes 9 3/4s, 2001 (Netherlands)                          6,694,445
                                                                                              --------------
                                                                                                  18,284,589

Oil and Gas (2.4%)
------------------------------------------------------------------------------------------------------------
        195,000  Abraxas Petroleum Corp. 144A sr. notes Ser. B, 11 1/2s, 2004                        213,525
        200,000  Benton Oil & Gas Co. sr. notes 11 5/8s, 2003                                        218,000
        750,000  Benton Oil & Gas Co. 144A sr. notes 9 3/8s, 2007                                    748,125
        140,000  Chesapeake Energy Corp. sr. notes 10 1/2s, 2002                                     148,400
        135,000  Chesapeake Energy Corp. sr. notes 9 1/8s, 2006                                      138,713
        120,000  CIA Naviera Perez Companc S.A. 144A bonds 9s,
                   2004 (Argentina)                                                                  121,800
        190,000  Coho Energy, Inc. sr. sub. notes 8 7/8s, 2007                                       189,525
          5,000  Costilla Energy, Inc. sr. notes 10 1/4s, 2006                                         5,313
         80,000  Dailey Petroleum Services Corp. 144A company guaranty
                   9 3/4s, 2007                                                                       83,200
         65,000  DI Industries Inc. sr. notes 8 7/8s, 2007                                            66,625
      3,860,000  El Paso Natural Gas Co. deb. 7 1/2s, 2026                                         4,123,213
        900,000  Flores & Rucks, Inc. sr. sub. notes 9 3/4s, 2006                                    956,250
      1,300,000  Gulf Canada Resources Ltd. sr. sub. notes 9 5/8s, 2005 (Canada)                   1,410,500
      5,565,000  Gulf Canada Resources, Ltd. sr. notes 8.35s, 2006 (Canada)                        6,056,890
         50,000  Maxus Energy Corp. med. term notes 10.83s, 2004                                      61,128
        260,000  Maxus Energy Corp. notes 9 7/8s, 2002                                               279,258
        177,000  Maxus Energy Corp. notes 9 1/2s, 2003                                               190,275
        150,000  Ocean Energy, Inc. company guaranty Ser. B, 8 7/8s, 2007                            153,750
      6,600,000  ONEOK Inc. deb. 9.7s, 2019                                                        7,270,428
        900,000  Panaco, Inc. 144a sr. notes 10 5/8s, 2004                                           900,000
        210,000  Parker Drilling Corp. sr. notes Ser. B, 9 3/4s, 2006                                221,550
      4,055,000  Petro Geo-Services AS ADR notes 7 1/2s, 2007 (Norway)                             4,269,226
     12,500,000  Petro-Canada deb. 9 1/4s, 2021 (Canada)                                          15,607,000
         20,000  Pogo Producing Co. sr. sub. notes Ser. B, 8 3/4s, 2007                               20,400
         70,000  Pride Petroleum Services, Inc. sr. notes 9 3/8s, 2007                                74,550
      6,135,000  Saga Petroleum ASA deb. 7 1/4s, 2027 (Norway)                                     6,149,663
      1,000,000  Seagull Energy sr. sub notes 8 5/8s, 2005                                         1,045,000
         60,000  Snyder Oil Corp. sr. sub. notes 8 3/4s, 2007                                         60,600
        125,000  Southwest Royalties, Inc. 144a company guaranty 10 1/2s, 2004                       123,750
          5,000  Texas Petrochemical Corp. sr. sub. notes 11 1/8s, 2006                                5,500
      1,350,000  Transamerican Energy 144A sr. disc. notes stepped-coupon
                   zero % (13s 6/15/1999), 2002 ++                                                 1,127,250
        495,000  Transamerican Energy 144A sr. notes 11 1/2s, 2002                                   507,375
        541,000  TransTexas Gas Corp. sr. sub. notes Ser. D, 13 3/4s, 2001                           614,035
        175,000  Trico Marine Services, Inc. company guaranty Ser. B, 8 1/2s, 2005                   180,250
         45,000  Wiser Oil Co. company guaranty 9 1/2s, 2007                                          44,550
                                                                                              --------------
                                                                                                  53,385,617

Packaging and Containers (--%)
------------------------------------------------------------------------------------------------------------
        225,000  Huntsman Packaging Corp. 144A sr. sub. notes 9 1/8s, 2007                           229,500
        200,000  Innova S De R.L. sr. notes 12 7/8s, 2007 (Mexico)                                   205,500
        175,000  Radnor Holdings Corp. 144A sr. notes Ser. B, 10s, 2003                              181,125
        115,000  Radnor Holdings Inc. sr. notes 10s, 2003                                            119,025
        165,000  Vicap SA. 144A company guaranty 10 1/4s, 2002                                       167,475
                                                                                              --------------
                                                                                                     902,625
Paper and Forest Products (0.3%)
------------------------------------------------------------------------------------------------------------
        115,000  APP International Finance Co. notes 11 3/4s,
                   2005 (Netherlands)                                                                115,575
        855,000  Domtar, Inc. deb. 9 1/2s, 2016 (Canada)                                             940,739
        360,000  Florida Coast Paper LLC 1st mtge. Ser. B, 12 3/4s, 2003                             391,500
        550,000  Indah Kiat Financial Mauritius 144A 10s, 2007 (Indonesia)                           500,500
        145,000  Maxxam Group Holdings, Inc. sr. notes Ser. B, 12s, 2003                             154,788
      3,050,000  Pindo Deli Finance Mauritius Ltd. 144A company guaranty
                   10 3/4s, 2007 (India)                                                           2,745,000
        415,000  PT Pabrik Kertas Tjiwi Kimia 144A company guaranty 10s,
                   2004 (Indonesia)                                                                  375,575
         90,000  Repap New Brunswick FRN 9.063s, 2000 (Canada)                                        88,200
        110,000  Repap New Brunswick sr. notes 10 5/8s, 2005 (Canada)                                108,350
         40,000  Riverwood International Corp. company guranty 10 7/8s, 2008                          39,200
        600,000  Riverwood International Corp. company guaranty 10 1/4s, 2006                        613,500
                                                                                              --------------
                                                                                                   6,072,927

Pharmaceuticals (--%)
------------------------------------------------------------------------------------------------------------
        265,000  ICN Pharmaceuticals, Inc. 144a sr. notes 9 1/4s, 2005                               278,913

Publishing (0.9%)
------------------------------------------------------------------------------------------------------------
        210,000  American Media Operation, Inc. sr. sub. notes 11 5/8s, 2004                         230,475
        240,000  Garden State Newspapers 144A sr. sub. notes 8 3/4s, 2009                            239,400
        630,000  Hollinger International Publishing, Inc. company guaranty
                   9 1/4s, 2007                                                                      645,750
        130,000  Hollinger International Publishing, Inc. company guaranty
                   8 5/8s, 2005                                                                      132,275
      7,265,000  News America Holdings, Inc. deb. 7 3/4s, 2045                                     7,371,796
     11,600,000  News America Holdings, Inc. deb. 7.7s, 2025                                      11,607,888
         50,000  Von Hoffman Press Inc. 144A sr. sub. notes 10 3/8s, 2007                             53,250
                                                                                              --------------
                                                                                                  20,280,834

REITs (Real Estate Investment Trust) (2.4%)
------------------------------------------------------------------------------------------------------------
      5,315,000  Chelsea GCA Realty, Inc. notes 7 1/4s, 2007                                       5,405,408
      7,920,000  First Industrial Realty Trust, Inc. notes 7.6s, 2007                              8,408,189
      3,290,000  Health Care Property Investors, Inc. sr. notes 6 1/2s, 2006                       3,222,358
      1,300,000  HMH Properties, Inc. company guaranty Ser. B, 8 7/8s, 2007                        1,329,250
     13,915,000  National Health Investors, Inc. bonds 7.3s, 2007                                 14,317,700
     13,575,000  OMEGA Healthcare Investors, Inc. notes 6.95s, 2007                               13,705,727
        230,000  Prime Hospitality Corp. sub. notes 9 3/4s, 2007                                     243,800
         10,000  Prime Hospitality Corp. 1st mtge. 9 1/4s, 2006                                       10,450
      5,705,000  Sun Communities, Inc. sr. notes 7 5/8s, 2003                                      5,986,884
        400,000  Tanger Properities Ltd. Partnership company guaranty
                   8 3/4s, 2001                                                                      415,956
                                                                                              --------------
                                                                                                  53,045,722
Recreation (0.3%)
------------------------------------------------------------------------------------------------------------
        120,000  Argosy Gaming Co. 1st mtge. 13 1/4s, 2004                                           122,400
        600,000  Boyd Gaming Corp. 144A sr. sub. notes 9 1/2s, 2007                                  609,000
         85,000  Casino America, Inc. sr. notes 12 1/2s, 2003                                         90,950
        475,000  Coast Hotels & Casinos, Inc. company guaranty Ser. B, 13s, 2002                     529,625
        220,000  Empress River Casino sr. notes 10 3/4s, 2002                                        234,300
        550,000  Harveys Casino Resorts sr. sub. notes 10 5/8s, 2006                                 599,500
        350,000  Hollywood Casino Corp. sr. notes 12 3/4s, 2003                                      379,750
        140,000  Isle of Capri Black Hawk LLC 144A 1st mortgage 13s, 2004                            141,400
        740,000  Lady Luck Gaming Corp. 1st mtge. 11 7/8s, 2001                                      747,400
        795,000  Mohegan Tribal Gaming Auth. sr. secd. notes Ser. B, 13 1/2s, 2002                 1,025,550
        150,000  Players International Inc. sr. notes 10 7/8s, 2005                                  161,250
        450,000  Showboat Marina Casino 1st mtge. Ser. B, 13 1/2s, 2003                              514,125
      1,050,000  Sun International Hotels Ltd. company guaranty 9s, 2007                           1,076,250
                                                                                              --------------
                                                                                                   6,231,500

Retail (1.3%)
------------------------------------------------------------------------------------------------------------
      5,585,000  Federated Department Stores sr. notes 8 1/2s, 2003                                6,105,634
        250,000  Johns Manville International Group sr. notes 10 7/8s, 2004                          280,000
      5,000,000  May Department Stores Co. notes 9 1/2s, 2021                                      6,146,300
        250,000  Mothers Work, Inc. sr. notes 12 5/8s, 2005                                          267,500
      5,500,000  Proffitt's, Inc. company guaranty Ser. B, 8 1/8s, 2004                            5,637,500
      8,000,000  Sears, Roebuck & Co. med. term notes 9.1s, 2012                                   9,803,120
         65,000  Specialty Retailers, Inc. company guaranty Ser. B, 8 1/2s, 2005                      66,138
         10,000  William Carter Co. sr. sub. notes Ser. A, 10 3/8s, 2006                              10,400
        125,000  William Carter Holdings Co. 144A sr. sub. notes 12s, 2008                           133,750
        270,000  Zale Corp. 144A sr. notes 8 1/2s, 2007                                              263,925
                                                                                              --------------
                                                                                                  28,714,267

Satellite Services  (--%)
------------------------------------------------------------------------------------------------------------
        150,000  Echostar DBS Corp. 144A company guaranty 12 1/2s, 2002                              157,500
        260,000  Esat Holdings Ltd. 144A sr. notes stepped-coupon zero %
                   (12 1/2s, 2/01/02), 2007 (Ireland) ++                                             179,400
        250,000  Globalstar L.P. Capital 144A sr. notes 11 3/8s, 2004                                248,750
                                                                                              --------------
                                                                                                     585,650

Specialty Consumer Products (--%)
------------------------------------------------------------------------------------------------------------
       270,000   Coty Inc. Gtd. sr. sub. notes 10 1/4s, 2005                                         288,900
        65,000   GFSI, Inc. sr. sub. notes Ser. B, 9 5/8s, 2007                                       65,975
       265,000   Herff Jones, Inc. sr. sub. notes 11s, 2005                                          286,200
                                                                                              --------------
                                                                                                     641,075

Telecommunications (2.1%)
------------------------------------------------------------------------------------------------------------
     1,000,000   Adelphia Communications Corp. sr. notes Ser. B, 9 7/8s, 2007                      1,005,000
        85,000   America Communication Services, Inc. 144A sr. notes
                   13 3/4s, 2007                                                                      97,750
       160,000   Antenna TV S.A. 144A sr. notes 9s, 2007 (Greece)                                    156,000
       250,000   Arch Communications Group sr. disc. notes stepped-coupon
                   zero % (10 7/8s, 3/15/01), 2008 ++                                                165,000
       295,000   Call-Net Enterprises sr. disc. notes stepped-coupon zero %
                   (13 1/4s, 12/1/99), 2004 ++                                                       265,500
       100,000   Celcaribe S.A. sr. notes stepped-coupon zero %
                   (13 1/2s, 3/15/98), 2004 ++                                                       102,500
       305,000   Centennial Cellular Corp. sr. notes 8 7/8s, 2001                                    302,713
       195,000   Comcast Cellular 144A sr. notes 9 1/2s, 2007                                        201,825
        50,000   Consorcio Ecuatoriano 144A notes 14s, 2002 (Ecuador)                                 50,000
       560,000   Dial Call Communications, Inc. sr. disc. notes stepped-coupon
                   Ser. B, zero % (10 1/4s, 12/15/98), 2005 ++                                       487,200
     2,015,000   Diamond Cable Communication Co. sr. disc. notes
                   stepped-coupon zero % (10 3/4s, 2/15/02), 2007
                   (United Kingdom) ++                                                             1,289,600
       130,000   Fonorola, Inc. sr. notes 12 1/2s, 2002 (Canada)                                     146,900
       670,000   Fox Kids Worldwide Inc. 144A sr. discount notes
                   stepped-coupon zero % (10 1/4s, 11/1/02), 2007 ++                                 381,900
     1,370,000   Fox Kids Worldwide Inc. 144A sr. notes 9 1/4s, 2007                               1,315,200
       600,000   FrontierVision Holdings LP 144A sr. discount notes
                   stepped coupon zero % (11 7/8s, 9/15/01), 2007 ++                                 408,000
       150,000   FrontierVision Operating Partners L.P. sr. sub. notes 11s, 2006                     162,000
       410,000   Intercel, Inc. sr. disc. notes stepped-coupon zero %
                   (12s, 5/1/01), 2006 ++                                                            291,100
       225,000   Intermedia Communications, Inc. sr. disc. notes stepped-coupon
                   zero % (12 1/2s, 5/15/01), 2006 ++                                                169,875
     1,950,000   Intermedia Communications, Inc. sr. disc. notes stepped-coupon
                   Ser. B, zero % (11 1/4s, 7/15/02), 2007 ++                                      1,282,125
       825,000   International Cabletel, Inc. sr. notes stepped-coupon Ser. B,
                   zero % (11 1/2s, 2/01/01), 2006 ++                                                602,250
       360,000   Iridium LLC/Capital Corp. company guaranty Ser. B, 14s, 2005                        378,000
       830,000   Iridium LLC/Capital Corp. 144A sr. notes 11 1/4s, 2005                              771,900
    11,260,000   LCI International, Inc. sr. notes 7 1/4s, 2007                                   11,506,144
       315,000   McCaw International Ltd sr. discount notes stepped coupon
                   zero % (13s, 4/15/02), 2007 ++                                                    182,700
       340,000   McLeodUSA, Inc. sr. disc. notes stepped-coupon zero %
                   (10 1/2s, 3/1/02), 2007 ++                                                        234,600
       600,000   Metrocall, Inc. 144A sr. sub. notes 9 3/4s, 2007                                    594,000
       160,000   Metronet Communications 144A sr. disc. notes zero %
                   (10.75s, 11/1/02), 2007 ++                                                         94,400
     1,610,000   Millicom International Cellular S.A. sr. disc. notes
                   stepped-coupon zero % (13 1/2s, 6/1/01), 2006
                   (Luxembourg) ++                                                                 1,207,500
       150,000   Mobile Telecommunications Tech. sr. notes 13 1/2s, 2002                             169,875
     1,120,000   NEXTEL Communications, Inc. 144A sr. disc. notes
                   stepped-coupon zero % (10.65s, 9/15/02), 2007 ++                                  649,600
     1,350,000   NEXTEL Communications, Inc. sr. disc. notes stepped-coupon
                   zero % (9 3/4s, 2/15/99), 2004 ++                                               1,134,000
       500,000   NEXTEL Communications, Inc. sr. disc. notes stepped-coupon
                   zero % (11 1/2s, 9/1/98), 2003 ++                                                 486,250
     1,750,000   NEXTEL Communications, Inc. 144A sr. disc. notes
                   stepped-coupon zero % (9 3/4s, 10/31/02), 2007 ++                               1,032,500
       385,000   Nextlink Communications sr. notes 9 5/8s, 2007                                      385,963
        15,000   NTL Inc. sr. notes Ser. B, 10s, 2007 (United Kingdom)                                15,300
       740,000   Omnipoint Corp. sr. notes 11 5/8s, 2006                                             773,300
       330,000   Orbcomm Global Capital Corp. sr. notes Ser. B, 14s, 2004                            345,675
       350,000   Paging Network, Inc. sr. sub. notes 10s, 2008                                       350,000
        70,000   Pegasus Communications Corp. 144A sr. notes 9 5/8s, 2005                             70,175
        90,000   Powertel, Inc. sr. notes 11 1/8s, 2007                                               95,400
       125,000   Pratama Datakom Asia BV 144A company guaranty
                   12 3/4s, 2005 (Indonesia)                                                         106,250
       680,000   Pricellular Wireless Corp. sr. notes 10 3/4s, 2004                                  734,400
       615,000   Qwest Communications International, Inc. 144A sr. disc. notes
                   stepped-coupon zero % (9.47s, 10/15/02), 2007 ++                                  393,600
       690,000   RCN Corp. 144A sr. disc. notes stepped-coupon zero %
                   (11 1/8s, 10/15/02) 2007 ++                                                       400,200
       100,000   RCN Corp. 144A sr. notes 10s, 2007                                                   98,750
       120,000   Sprint Spectrum L.P. sr. notes 11s, 2006                                            133,200
     1,615,000   Teleport Communications Group Inc. sr. disc. notes
                   stepped-coupon zero % (11 1/8s, 7/1/01), 2007 ++                                1,263,738
     1,100,000   Teleport Communications Group, Inc. sr. notes 9 7/8s, 2006                        1,193,500
       155,000   Telesystem International Wireless Inc. 144A sr. disc. notes
                   stepped-coupon zero % (10 1/2s, 11/1/02), 2007 (Canada) ++                         82,150
       130,000   Transtel S.A. 144A pass through Certificates 12 1/2s,
                   2007 (Colombia)                                                                   122,200
       600,000   Winstar Equipment Corp. company guaranty 12 1/2s, 2004                              624,000
        85,000   Wireless One, Inc. sr. notes 13s, 2003                                               44,838
    12,840,000   WorldCom, Inc. notes 7 3/4s, 2007                                                13,466,078
                                                                                              --------------
                                                                                                  48,022,624

Textiles (--%)
------------------------------------------------------------------------------------------------------------
        75,000   Glenoit Corp. 144A sr. sub. notes 11s, 2007                                          79,500
       110,000   Polymer Group, Inc. company guaranty Ser. B, 9s, 2007                               108,900
       310,000   Polysindo International Finance company guaranty 11 3/8s,
                   2006 (Indonesia)                                                                  318,525
       250,000   Tultex Corp. sr. notes 10 5/8s, 2005                                                269,375
                                                                                              --------------
                                                                                                     776,300

Transportation (2.3%)
------------------------------------------------------------------------------------------------------------
        65,000   Atlantic Express, Transportation Corp.144A company guaranty
                   10 3/4s, 2004                                                                      68,250
       100,000   Blue Bird Body Co. sr. sub. notes Ser. B, 10 3/4s, 2006                             105,000
     8,705,000   Burlington Northern Santa Fe notes 6 3/8s, 2005                                   8,648,853
        30,000   Chemical Leaman Corp. 144A sr. notes 10 3/8s, 2005                                   30,900
        60,000   Coach USA, Inc. company guaranty 9 3/8s, 2007                                        59,100
       165,000   Consorcio/MCII Holdings sec. notes stepped-coupon zero %
                   (12s, 11/15/98), 2002 ++                                                          149,738
     3,245,000   Continental Airlines pass thru cert. Ser. 97CI, 7.42s, 2007                       3,361,917
     7,165,000   CSX Corp. deb. 7.95s, 2027                                                        7,898,768
       600,000   Eletson Holdings, Inc. 1st pfd. mtge. notes 9 1/4s, 2003 (Greece)                   606,000
       180,000   Hermes Europe Railtel 144a sr. notes 11 1/2s, 2007 (Netherlands)                    194,400
       240,000   International Shipholding Corp. sr. notes 9s, 2003                                  246,600
       215,000   Johnstown America Industries, Inc. 144A sr. sub. notes
                   11 3/4s, 2005                                                                     234,350
    10,090,000   Norfolk Southern Corp. bonds 7.8s, 2027                                          10,958,345
    12,655,000   Norfolk Southern Corp. bonds 7.05s, 2037                                         13,160,694
     5,465,000   Southwest Airlines Co. deb. 7 7/8s, 2007                                          6,009,587
        35,000   TFM S.A. de C.V. 144A company guaranty 10 1/4s,
                   2007 (Mexico)                                                                      36,225
       175,000   TFM S.A. de C.V. 144A company guaranty stepped-coupon
                   zero % (11 3/4s, 6/15/02), 2009 (Mexico) ++                                       115,500
       238,000   Viking Star Shipping sr. secd. notes 9 5/8s, 2003                                   240,380
                                                                                              --------------
                                                                                                  52,124,607
Utilities (6.7%)
------------------------------------------------------------------------------------------------------------
       200,000   AES China Generating Co. sr. notes 10 1/8s, 2006 (China)                            208,500
       600,000   AES Corp. sr. sub. notes 8 3/8s, 2007                                               583,500
     7,275,000   Arizona Public Service Co. sr. notes 6 3/4s, 2006                                 7,431,776
       340,000   BTI Telecom Corp. 144A sr. notes 10 1/2s, 2007                                      340,000
    13,555,000   CalEnergy, Inc. sr. notes 7.63s, 2007                                            13,603,798
     6,565,000   California Energy Corp. disc. notes 10 1/4s, 2005                                 7,192,351
     5,541,000   Citizens Utilities Co. bonds 7.68s, 2034                                          6,258,781
     3,115,000   CMS Energy Corp. sr. notes 8 1/8s, 2002                                           3,208,730
     6,980,000   Connecticut Light & Power Co. 1st mtge. Ser. A, 7 7/8s, 2001                      7,140,261
     1,970,000   Edison Mission Energy 144A company guaranty 7.33s, 2008                           2,048,426
     7,713,000   EIP Funding-Public Service Co. of New Mexico deb.
                   10 1/4s, 2012                                                                   8,990,041
    10,850,000   El Paso Electric Co. 1st mtge. Ser. B, 7 3/4s, 2001                              11,199,587
       140,000   El Paso Electric Co. 1st mtge. Ser. D, 8.9s, 2006                                   152,512
    15,640,000   Enersis S.A. ADR notes 7.4s, 2016 (Chile)                                        15,435,429
     4,680,000   Enersis S.A. ADR notes 6.6s, 2026 (Chile)                                         4,667,224
       110,000   Espirito Santo Centrais 144A sr. notes 10s, 2007 (Brazil)                           105,600
       259,000   First PV Funding deb. 10.15s, 2016                                                  278,332
     5,065,000   Illinova Corp. sr. notes 7 1/8s, 2004                                             5,145,787
     6,440,000   Israel Electric Corp., Ltd. 144A sr. notes 7 1/4s, 2006 (Israel)                  6,683,754
        65,000   Long Island Lighting Co. deb. 9s, 2022                                               74,441
     3,465,718   Midland Cogeneration Ventures deb. 10.33s, 2002                                   3,803,522
       300,000   Midland Funding Corp. deb. Ser. A, 11 3/4s, 2005                                    359,841
       500,000   Niagara Mohawk Power Corp. med. term notes 9.95s, 2000                              503,265
     1,888,377   Northeast Utilities System notes Ser. A, 8.58s, 2006                              1,875,499
     6,467,434   Northeast Utilities System notes Ser. B, 8.38s, 2005                              6,492,981
     8,120,000   Texas New Mexico Power Utilities 1st mtge. 9 1/4s, 2000                           8,646,663
    10,800,000   Texas Utilities Co. secd. lease fac. bonds 7.46s, 2015                           11,337,948
     8,625,000   Texas Utilities Electric Capital Trust V company guaranty
                   8.175s, 2037                                                                    9,197,096
     7,205,000   US West Capital Funding, Inc. company guaranty 6.95s, 2037                        7,310,914
                                                                                              --------------
                                                                                                 150,276,559
                                                                                              --------------
                 Total Corporate Bonds and Notes (cost $864,071,936)                          $  895,240,788

FOREIGN GOVERNMENT BONDS AND NOTES (10.2%) *
PRINCIPAL AMOUNT                                                                                       VALUE
------------------------------------------------------------------------------------------------------------
USD   13,680,000   Bank of Foreign Economic Affairs of Russia
                   (Vnesheconombank) non performing loan
                   1999 + ##                                                                  $   11,628,000
USD   12,502,000   Bank of Foreign Economic Affairs of Russia
                   (Vnesheconombank) principal loan FRN, Libor plus
                   13/16s, 2020 +##+++                                                             7,376,180
DEM  126,250,000   Germany (Federal Republic of ) Bonds Ser. 97,
                   6 1/2s 2027                                                                    76,189,130
NZD   22,950,000   New Zealand (Government of) bonds 10s, 2002                                    15,977,025
NZD   48,250,000   New Zealand (Government of) bonds 8s, 2004                                     32,046,188
USD   14,320,000   Peru (Government of) 144A Ser. US, 4s, 2017                                     8,019,200
USD    8,600,000   Quebec (Province of) deb. 13s, 2013                                             9,506,612
USD   17,490,000   Quebec (Province of) deb. Ser. NN, 7 1/8s, 2024                                17,469,012
ZAR  228,477,000   South Africa (Republic of) bonds Ser. 153, 13s, 2010                           43,126,160
GBP    3,734,000   United Kingdom Treasury bonds 8s, 2021                                          7,407,203
                                                                                              --------------
                 Total Foreign Government Bonds and Notes
                   (cost $232,678,801)                                                        $  228,744,710

COLLATERALIZED MORTGAGE OBLIGATIONS (2.6%) *
PRINCIPAL AMOUNT                                                                                       VALUE
------------------------------------------------------------------------------------------------------------
   $ 3,842,667   Chase Mortgage Finance Corp. Ser. 93-3, Class B13,
                   7.461s, 2024                                                               $    3,135,376
                 Housing Securities Inc.
     2,656,192     Ser. 91-B, Class B6, 9s, 2006                                                   2,659,512
     2,566,870     Ser. 93-F, Class F9M2, 7s, 2023                                                 2,502,699
       603,755     Ser. 93-J, Class J4, 6.66s, 2009                                                  567,529
       287,502     Ser. 93-J, Class J5, 6.66s, 2009                                                  239,346
       478,596     Ser. 94-1, Class AB1, 6 1/2s, 2009                                                445,543
                 Prudential Home Mortgage Securities
     3,346,825     Ser. 93-31, Class B2, 6s, 2000                                                  2,771,171
     2,328,534     Ser. 94-A, Class 4B, 7 1/2s, 2024                                               2,168,448
     2,399,266     Ser. 94-D, Class B4, 6.312s, 2009                                               2,125,225
                 Prudential Home Mortgage Securities 144A
     2,324,265     Ser. 92-25, Class B3, 8s, 2022 (in default) +                                   2,254,537
     7,736,623     Ser. 93-D, Class 2B, 7.108s, 2023                                               7,747,502
     3,970,212     Ser. 93-E, Class 5B, 7.393s, 2023                                               3,098,006
       647,631     Ser. 94-31, Class B3, 8s, 2009                                                    648,440
       414,834     Ser. 94-31, Class B4, 8s, 2009                                                    366,739
     7,526,473     Ser. 94-A, Class 4B, 6.802s, 2024                                               7,314,791
     2,015,829     Ser. 94-D, Class 3B, 6.311s, 2009                                               1,906,533
     8,347,149     Ser. 95-C, Class B1, 7.815s, 2001                                               8,357,583
     8,626,667   Securitized Asset Sales, Inc. Ser. 93-J, Class 2B, 6.807s, 2003                   8,381,347
     1,105,834   Travelers Mortgage Securities Corp. coll. oblig. Ser. 1, Class Z2,
                   12s, 2014                                                                       1,266,181
                                                                                              --------------
                 Total Collateralized Mortgage Obligations
                   (cost $51,985,133)                                                         $   57,956,508

BRADY BONDS (0.4%) *
PRINCIPAL AMOUNT                                                                                       VALUE
------------------------------------------------------------------------------------------------------------
    $       20   Argentina (Republic of) deb. FRB 6.688, 2005                                 $           17
    10,775,000   Philippines (Government of) Ser. B FRB 6 1/4s, 2017                               8,916,313
                                                                                              --------------
                 Total Brady Bonds (cost $9,409,701)                                          $    8,916,330

MUNICIPAL BONDS AND NOTES (0.4%) *(cost $7,665,000)
PRINCIPAL AMOUNT                                                             RATING**                  VALUE
------------------------------------------------------------------------------------------------------------
   $ 7,665,000   NJ Econ. Dev. Auth. MBIA Rev. Bonds,
                   Ser. A, 7.425s, 2/15/29                                     Aaa            $    8,187,983

PREFERRED STOCKS (0.3%) *
NUMBER OF SHARES                                                                                       VALUE
------------------------------------------------------------------------------------------------------------
         6,580   AmeriKing, Inc. $3.25 pfd. [2 DBL. DAGGERS]                                  $      177,660
            52   Anvil Holdings 144A Ser. B, $3.25 pfd. [2 DBL. DAGGERS]                               1,300
         2,628   Cablevision Systems Corp. Ser. M, $11.125 dep. shs. cum. pfd. [2 DBL. DAGGERS]      288,423
         3,000   California Federal Bank Ser. B, $10.625 cum. pfd.                                   325,125
           650   Capstar Broadcasting $12.00 pfd [2 DBL. DAGGERS]                                     71,175
         2,874   Chancellor Media Corp. $12.00 pfd. [2 DBL. DAGGERS]                                 333,384
         2,855   Chevy Chase Capital Corp. Ser. A, $5.19 pfd.                                        145,605
           190   Echostar Communications Corp. $12.125 pfd [2 DBL. DAGGERS]                          194,750
         9,839   El Paso Electric Co. $11.40 pfd [2 DBL. DAGGERS]                                  1,062,612
           350   Fresenius Medical Care AG units Ser. D, $9.00 pfd. (Germany)                        364,000
         7,918   Nextlink Communications, Inc. 144A $7.00 cum. pfd.                                  467,162
            32   NTL Inc. 144A $13.00 pfd. [2 DBL. DAGGERS]                                           35,200
           531   Paxson Communications Corp. $12.50 pfd. [2 DBL. DAGGERS]                            570,825
         1,855   SFX Broadcasting, Inc. Ser. E, $12.625 cum. pfd. [2 DBL. DAGGERS]                   214,253
         1,282   Time Warner Inc. Ser. M, $10.25 pfd.                                              1,474,300
                                                                                              --------------
                 Total Preferred Stocks (cost $5,497,529)                                     $    5,725,774

UNITS (0.1%) *
NUMBER OF UNITS                                                                                        VALUE
------------------------------------------------------------------------------------------------------------
            40   Celcaribe S.A. 144A units stepped-coupon zero %
                   (13 1/2s, 3/15/98), 2004 ++                                                $      800,000
         1,550   Cellnet Data Systems, Inc. 144A units stepped-coupon zero %
                   (14s, 10/01/02), 2007 ++                                                          787,354
           270   Colt Telecommunications Group PLC units stepped-coupon
                   zero % (12s, 12/15/01), 2006 (United Kingdom) ++                                  202,500
           450   Fitzgerald Gaming Co. units 13s, 2002                                               429,750
            20   Hedstrom Holdings, Inc. units stepped-coupon zero %
                   (12s, 6/01/02), 2009 ++                                                            12,500
           645   Knology Holdings Inc. units stepped-coupon zero %
                   (11 7/8s, 10/15/02), 2007 ++                                                      354,750
            95   Stone Container Corp. units sr. sub. 12 1/4s, 2002                                   98,563
                                                                                              --------------
                 Total Units (cost $2,163,320)                                                $    2,685,417

COMMON STOCKS (0.1%) *
NUMBER OF SHARES                                                                                       VALUE
------------------------------------------------------------------------------------------------------------
           150   AmeriKing, Inc.                                                              $        7,500
         4,662   NEXTEL Communications, Inc. 144A
                   (acquired 9/12/97 cost $75,250) [DBL. DAGGERS]                                    116,259
        44,051   PSF Holdings LLC Class A                                                          1,321,530
                                                                                              --------------
                 Total Common Stocks (cost $1,609,449)                                        $    1,445,289

CONVERTIBLE BONDS AND NOTES (--%)
PRINCIPAL AMOUNT                                                                                       VALUE
------------------------------------------------------------------------------------------------------------
       145,000   APP Global Finance (V) Ltd. 144A cv. sec. 2s, 2000
                   (United Kingdom)                                                           $      136,300
       250,000   Exide Corp. 144A cv. sr. sub. notes 2.9s, 2005                                      156,875
       105,000   Integrated Device Technology, Inc. cv. sub. notes 5 1/2s, 2002                       89,250
        75,000   National Semiconductor Corp. cv. deb. 6 1/2s, 2002                                   81,469
                                                                                              --------------
                 Total Convertible Bonds and Notes (cost $462,575)                            $      463,894

CONVERTIBLE PREFERRED STOCKS (--%) *(cost $300,625)
NUMBER OF SHARES                                                                                       VALUE
------------------------------------------------------------------------------------------------------------
         5,000   Granite Broadcasting $1.938 cv. pfd.                                         $      248,125

WARRANTS                                                                     EXPIRATION
NUMBER OF WARRANTS                                                              DATE                   VALUE
------------------------------------------------------------------------------------------------------------
           260   Esat Holdings (Ireland)                                       2/1/07         $        5,200
           250   Globalstar Telecom 144A                                       2/15/04                25,000
           400   Intermedia Communications 144A                                6/1/00                 28,000
           315   McCaw International Ltd. 144A                                 4/15/07                    95
         7,390   Nextlink Communications, Inc. 144A                            2/1/09                     74
           425   UROHEALTH Systems Inc. 144A                                   4/10/04                 2,125
                                                                                              --------------
                 Total Warrants (cost $28,697)                                                $       60,494

SHORT-TERM INVESTMENTS (5.6%) *
PRINCIPAL AMOUNT                                                                                       VALUE
------------------------------------------------------------------------------------------------------------
         $ 25,000,000   Morgan (J.P. ) & Co. Inc. effective yield of 5 1/2%,
                        December 17, 1997                                                     $   24,824,306
TRL 1,239,260,000,000   Turkey Treasury bills zero %, 1998                                         3,331,214
           96,209,000   Interest in $269,350,000 joint repurchase
                        agreement dated October 31, 1997 with
                        Broker SBC Warburg due November 3, 1997
                        with respect to various U.S. Treasury
                        obligations -- maturity value of
                        $96,254,298 for an effective yield of 5.65%                               96,224,099
                                                                                              --------------
                 Total Short-Term Investments (cost $124,379,619)                             $  124,379,619
------------------------------------------------------------------------------------------------------------
                 Total Investments (cost $2,348,451,378) ***                                  $2,393,455,951
------------------------------------------------------------------------------------------------------------

 *  Percentages indicated are based on net assets of $2,239,503,499
**  The Moody's or Standard & Poor's ratings indicated are believedto be the most recent ratings available at
    October 31, 1997 for the securities listed. Ratings are generally ascribed to securities at the time of issuance. While the agencies may from time to time revise such ratings, they undertake no obligation to do so, and the ratings do not necessarily represent what the agencies would ascribe to these securities at
    October 31, 1997. Ratings are not covered by the report of independent accountants.
*** The aggregate identified cost on a tax basis is $2,349,777,870, resulting in gross unrealized appreciation and depreciation of $62,783,749 and $19,105,668, respectively, or net unrealized appreciation of
    $43,678,081.
  + Non-income-producing security.
 ++ The interest or dividend rate and date shown parenthetically represent the new interest or dividend rate to be paid and the date the fund will begin receiving interest or dividend income at this rate.
[2 DBL. DAGGERS] Income may be received in cash or additional securities at the discretion of the issuer.
+++              A portion of the income will be received in additional securities.
[DBL. DAGGER]    Restricted, excluding 144A Securities, as to public resale. The market value of restricted security held at October 31, 1997 was $75,250 or less than 0.1% of net assets.
 #               A portion of these securities were pledged and segregated with the custodian to cover margin requirements for futures contracts at October 31, 1997.
##               When-issued securities (Note 1).
                 144A after the name of a security represents those exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers.
                 ADR after the name of a foreign holding stands for American Depository Receipts, representing ownership of foreign securities on deposit with a domestic custodian bank.
                 TBA after the name of a security represents to be announced securities (Note 1).
                 MBIA represents Municipal Bond Investors Assurance Corporation.
                 The rate shown on Floating Rate Bonds (FRB) and Floating Rate Notes (FRN) are the current interest rates shown at October 31, 1997, which are subject to change based on the terms of the security.





-----------------------------------------------------------------------------------------
Forward Currency Contracts to Buy at October 31,1997
(aggregate face value $329,950,384)
                                                                              Unrealized
                                              Aggregate Face    Delivery     Appreciation/
                                Market Value       Value        Date        (Depreciation)
-----------------------------------------------------------------------------------------
Australian Dollars              $  6,769,545    $ 7,246,345     12/17/97     $   (476,800)
Canadian Dollar                   35,904,305     37,013,674     12/17/97       (1,109,369)
Danish Krone                         435,832        425,445     12/17/97           10,387
Deutschemarks                     81,640,803     77,939,621     12/17/97        3,701,182
Indonesian Rupiah                 18,808,147     19,102,848     2/23/98          (294,701)
Italian Lira                      45,612,349     44,030,220     12/17/97        1,582,129
Japanese Yen                      79,202,254     79,151,082     12/17/97           51,172
Philippines Peso                   4,483,780      4,635,637     3/25/98          (151,857)
Polish Zloty                       6,843,105      7,224,666     6/5/98           (381,561)
Swedish Krona                     36,021,703     35,529,710     12/17/97          491,993
Swiss Franc                       10,731,400     10,335,241     12/17/97          396,159
Venezuelan Bolivar                 7,466,657      7,315,895     6/5/98            150,762
-----------------------------------------------------------------------------------------
                                                                             $  3,969,496
-----------------------------------------------------------------------------------------





-----------------------------------------------------------------------------------------
Forward Currency Contracts to Sell at October 31,1997
(aggregate face value $249,954,861)

                                                                              Unrealized
                                              Aggregate Face    Delivery     Appreciation/
                                Market Value       Value        Date        (Depreciation)
-----------------------------------------------------------------------------------------
Australian Dollars              $  5,681,622   $  6,048,960      12/17/97      $  367,338
British Pounds                     4,993,267      4,727,128      12/17/97        (266,139)
Deutschemarks                    107,873,471    103,711,065      12/17/97      (4,162,406)
Deutschemarks                      5,722,300      5,404,368      6/5/98          (317,932)
Italian Lira                      45,730,456     44,046,148      12/17/97      (1,684,308)
Japanese Yen                      34,701,088     34,587,207      12/17/97        (113,881)
New Zealand Dollar                48,410,080     49,449,358      12/17/97       1,039,278
South African Rand                37,248,236     37,698,749      12/17/97         450,513
Swiss Franc                        9,615,660      9,281,878      12/17/97        (333,782)

-----------------------------------------------------------------------------------------
                                                                              $(5,021,319)
-----------------------------------------------------------------------------------------






------------------------------------------------------------------------------------------
Futures Contracts Outstanding at October 31,1997
                                                                               Unrealized
                                               Aggregate Face   Expiration    Appreciation/
                                 Total Value       Value          Date       (Depreciation)
------------------------------------------------------------------------------------------
US Treasury Notes
10 Yr (long)                    $ 59,339,250    $ 58,090,529     Dec-97         $1,248,721
US Treasury Bonds
20 Yr (long)                     209,097,344     205,474,412     Dec-97          3,622,932
US Treasury Notes
5 Yr (short)                     199,033,875     195,763,219     Dec-97         (3,270,656)
Japanese Government
Bonds 10Yr (long)                 47,826,885      46,514,450     Dec-97          1,312,435
------------------------------------------------------------------------------------------
                                                                                $2,913,432
------------------------------------------------------------------------------------------






TBA Sale Commitments at October 31, 1997
(Proceeds receivable $85,426,980)
                                                                 Settlement       Market
Agency                                        Principal Amount      Date          Value
------------------------------------------------------------------------------------------
FNMA, 7s
November 2027                                   $42,524,000       11/19/97     $42,656,675
FNMA, 7s
November 2027                                    19,420,000       11/13/97      19,480,590
GNMA, 7s
November 2027                                    22,260,000       11/16/97      23,338,052
------------------------------------------------------------------------------------------
                                                                               $85,475,317
------------------------------------------------------------------------------------------

The accompanying notes are an integral part of these financial statements.





Statement of assets and liabilities
October 31, 1997

Assets
---------------------------------------------------------------------------------------------------
Investments in securities, at value (identified cost $2,348,451,378) (Note 1)       $ 2,393,455,951
---------------------------------------------------------------------------------------------------
Cash                                                                                      3,064,995
---------------------------------------------------------------------------------------------------
Foreign currency                                                                            894,715
---------------------------------------------------------------------------------------------------
Dividends and interest receivable                                                        33,728,833
---------------------------------------------------------------------------------------------------
Receivable for shares of the fund sold                                                   17,427,700
---------------------------------------------------------------------------------------------------
Receivable for securities sold                                                          228,156,000
---------------------------------------------------------------------------------------------------
Receivable for variation margin                                                           1,866,399
---------------------------------------------------------------------------------------------------
Receivable for open forward currency contracts                                            9,164,018
---------------------------------------------------------------------------------------------------
Receivable for closed forward currency contracts                                          3,708,247
---------------------------------------------------------------------------------------------------
Total assets                                                                          2,691,466,858

Liabilities
---------------------------------------------------------------------------------------------------
Distributions payable to shareholders                                                       300,179
---------------------------------------------------------------------------------------------------
Payable for securities purchased                                                        339,824,412
---------------------------------------------------------------------------------------------------
Payable for shares of the fund repurchased                                                3,027,542
---------------------------------------------------------------------------------------------------
Payable for compensation of Manager (Note 2)                                              2,642,945
---------------------------------------------------------------------------------------------------
Payable for investor servicing and custodian fees (Note 2)                                  741,353
---------------------------------------------------------------------------------------------------
Payable for compensation of Trustees (Note 2)                                                27,272
---------------------------------------------------------------------------------------------------
Payable for administrative services (Note 2)                                                  1,690
---------------------------------------------------------------------------------------------------
Payable for distribution fees (Note 2)                                                      724,656
---------------------------------------------------------------------------------------------------
Payable for open forward currency contracts                                              10,215,841
---------------------------------------------------------------------------------------------------
Payable for closed forward currency contracts                                             8,628,219
---------------------------------------------------------------------------------------------------
TBA sales commitments, at value (proceeds receivable $85,426,980)                        85,475,317
---------------------------------------------------------------------------------------------------
Other accrued expenses                                                                      353,933
---------------------------------------------------------------------------------------------------
Total liabilities                                                                       451,963,359
---------------------------------------------------------------------------------------------------
Net assets                                                                          $ 2,239,503,499

Represented by
---------------------------------------------------------------------------------------------------
Paid-in capital (Notes 1 and 4)                                                     $ 2,182,327,860
---------------------------------------------------------------------------------------------------
Undistributed net investment income (Note 1)                                                 35,030
---------------------------------------------------------------------------------------------------
Accumulated net realized gain on investments and
foreign currency transactions (Note 1)                                                   10,295,621
---------------------------------------------------------------------------------------------------
Net unrealized appreciation of investments and
assets and liabilities in foreign currencies                                             46,844,988
---------------------------------------------------------------------------------------------------
Total -- Representing net assets applicable to capital shares outstanding            $2,239,503,499
Computation of net asset value and offering price
---------------------------------------------------------------------------------------------------
Net asset value and redemption price per class A share
($1,296,600,344, divided by 181,479,851 shares)                                               $7.14
---------------------------------------------------------------------------------------------------
Offering price per class A share (100/95.25 of $7.14)*                                        $7.50
---------------------------------------------------------------------------------------------------
Net asset value and offering price per class B share
($403,704,347 divided by 56,787,726 shares)**                                                 $7.11
---------------------------------------------------------------------------------------------------
Net asset value and redemption price per class M share
($368,296,581 divided by 51,801,067 shares)                                                   $7.11
---------------------------------------------------------------------------------------------------
Offering price per class M share (100/96.75 of $7.11)*                                        $7.35
---------------------------------------------------------------------------------------------------
Net asset value, offering price and redemption price per class Y share
($170,902,227 divided by 23,891,056 shares)                                                   $7.15
---------------------------------------------------------------------------------------------------

 * On single retail sales of less than $50,000. On sales of $50,000 or more and on group sales the offering price is reduced.
** Redemption price per share to net asset value less any applicable contingent deferred sales charge.

The accompanying notes are an integral part of these financial statements.





Statement of operations
Year ended October 31, 1997

Investment income:
--------------------------------------------------------------------------------------------------
Interest                                                                             $ 128,452,772
--------------------------------------------------------------------------------------------------
Dividends                                                                                  500,507
--------------------------------------------------------------------------------------------------
Total investment income                                                                128,953,279

Expenses:
--------------------------------------------------------------------------------------------------
Compensation of Manager (Note 2)                                                         9,469,339
--------------------------------------------------------------------------------------------------
Investor servicing and custodian fees (Note 2)                                           5,449,140
--------------------------------------------------------------------------------------------------
Compensation of Trustees (Note 2)                                                           51,989
--------------------------------------------------------------------------------------------------
Administrative services (Note 2)                                                            20,406
--------------------------------------------------------------------------------------------------
Distribution fees -- Class A (Note 2)                                                    2,879,758
--------------------------------------------------------------------------------------------------
Distribution fees -- Class B (Note 2)                                                    3,681,894
--------------------------------------------------------------------------------------------------
Distribution fees -- Class M (Note 2)                                                      258,462
--------------------------------------------------------------------------------------------------
Reports to shareholders                                                                     82,179
--------------------------------------------------------------------------------------------------
Registration fees                                                                          281,084
--------------------------------------------------------------------------------------------------
Auditing                                                                                    66,411
--------------------------------------------------------------------------------------------------
Legal                                                                                       23,165
--------------------------------------------------------------------------------------------------
Postage                                                                                    202,164
--------------------------------------------------------------------------------------------------
Other                                                                                       81,832
--------------------------------------------------------------------------------------------------
Total expenses                                                                          22,547,823
--------------------------------------------------------------------------------------------------
Expense reduction (Note 2)                                                                (478,593)
--------------------------------------------------------------------------------------------------
Net expenses                                                                            22,069,230
--------------------------------------------------------------------------------------------------
Net investment income                                                                  106,884,049
--------------------------------------------------------------------------------------------------
Net realized gain on investments (Notes 1 and 3)                                        16,155,331
--------------------------------------------------------------------------------------------------
Net realized loss on futures contracts (Note 1)                                         (1,371,289)
--------------------------------------------------------------------------------------------------
Net realized gain on written options (Notes 1 and 3)                                       327,580
--------------------------------------------------------------------------------------------------
Net realized loss on foreign currency transactions                                      (6,527,117)
--------------------------------------------------------------------------------------------------
Net unrealized depreciation of  assets and liabilities in
foreign currencies during the year                                                        (524,815)
--------------------------------------------------------------------------------------------------
Net unrealized appreciation of investments, futures,
and TBA sale commitments, during the year                                               31,757,779
--------------------------------------------------------------------------------------------------
Net gain on investments                                                                 39,817,469
--------------------------------------------------------------------------------------------------
Net increase in net assets resulting from operations                                 $ 146,701,518
--------------------------------------------------------------------------------------------------

The accompanying notes are an integral part of these financial statements.





Statement of changes in net assets

                                                                                            Year ended October 31
                                                                                          -------------------------
                                                                                             1997              1996
----------------------------------------------------------------------------------------------------------------------
Increase in net assets
----------------------------------------------------------------------------------------------------------------------
Operations:
----------------------------------------------------------------------------------------------------------------------
Net investment income                                                                $  106,884,049     $   90,570,026
----------------------------------------------------------------------------------------------------------------------
Net realized gain on investments and
foreign currency transactions                                                             8,584,505         16,180,313
----------------------------------------------------------------------------------------------------------------------
Net unrealized appreciation (depreciation)
of investments                                                                           31,232,964        (23,733,680)
----------------------------------------------------------------------------------------------------------------------
Net increase in net assets resulting from operations                                    146,701,518         83,016,659
----------------------------------------------------------------------------------------------------------------------
Distributions to shareholders:
----------------------------------------------------------------------------------------------------------------------
  From net investment income
    Class A                                                                             (72,785,926)       (64,589,263)
----------------------------------------------------------------------------------------------------------------------
    Class B                                                                             (20,709,360)       (17,694,764)
----------------------------------------------------------------------------------------------------------------------
    Class M                                                                              (3,091,964)          (870,674)
----------------------------------------------------------------------------------------------------------------------
    Class Y                                                                              (8,962,004)        (8,614,367)
----------------------------------------------------------------------------------------------------------------------
  From net realized gain on investments
    Class A                                                                              (5,178,160)                --
----------------------------------------------------------------------------------------------------------------------
    Class B                                                                              (1,738,693)                --
----------------------------------------------------------------------------------------------------------------------
    Class M                                                                                (103,201)                --
----------------------------------------------------------------------------------------------------------------------
    Class Y                                                                                (668,296)                --
----------------------------------------------------------------------------------------------------------------------
Increase from capital share transactions (Note 4)                                       675,094,508        234,847,259
----------------------------------------------------------------------------------------------------------------------
Total increase in net assets                                                            708,558,422        226,094,850

Net assets
----------------------------------------------------------------------------------------------------------------------
Beginning of year                                                                     1,530,945,077      1,304,850,227
----------------------------------------------------------------------------------------------------------------------
End of year (including undistributed
net investment income of $35,030
and $3,228,618, respectively)                                                        $2,239,503,499     $1,530,945,077
----------------------------------------------------------------------------------------------------------------------

The accompanying notes are an integral part of these financial statements.





Financial highlights
(For a share outstanding throughout the period)

CLASS A
------------------------------------------------------------------------------------------------------------------------------------


Per-share
operating performance                                                         Year ended October 31
------------------------------------------------------------------------------------------------------------------------------------
                                                     1997             1996             1995             1994             1993
------------------------------------------------------------------------------------------------------------------------------------
Net asset value,
beginning of period                                 $7.02            $7.07            $6.53            $7.36            $6.97
------------------------------------------------------------------------------------------------------------------------------------
Investment operations
------------------------------------------------------------------------------------------------------------------------------------
Net investment income                                 .45              .45              .47              .54              .56
------------------------------------------------------------------------------------------------------------------------------------
Net realized and unrealized
gain (loss) on investments                            .15             (.04)             .55             (.84)             .40
------------------------------------------------------------------------------------------------------------------------------------
Total from
investment operations                                 .60              .41             1.02             (.30)             .96
------------------------------------------------------------------------------------------------------------------------------------
Less distributions:
------------------------------------------------------------------------------------------------------------------------------------
From net
investment income                                    (.44)            (.46)            (.48)            (.41)            (.56)
------------------------------------------------------------------------------------------------------------------------------------
In excess of net
investment income                                      --               --               --               --             (.01)
------------------------------------------------------------------------------------------------------------------------------------
From net realized gain
on investments                                       (.04)              --               --             (.04)              --
------------------------------------------------------------------------------------------------------------------------------------
From return of capital                                 --               --               --             (.08)              --
------------------------------------------------------------------------------------------------------------------------------------
Total distributions                                  (.48)            (.46)            (.48)            (.53)            (.57)
------------------------------------------------------------------------------------------------------------------------------------
Net asset value,
end of period                                       $7.14            $7.02            $7.07            $6.53            $7.36
------------------------------------------------------------------------------------------------------------------------------------

Ratios and supplemental data
------------------------------------------------------------------------------------------------------------------------------------
Total investment return
at net asset value (%)(a)                            8.88             6.08            16.23            (4.16)           14.36
------------------------------------------------------------------------------------------------------------------------------------
Net assets, end of period
(in thousands)                                 $1,296,600       $1,037,718         $928,995         $781,784         $814,289
------------------------------------------------------------------------------------------------------------------------------------
Ratio of expenses to
average net assets (%)(b)                            1.17             1.17             1.05              .83              .77
------------------------------------------------------------------------------------------------------------------------------------
Ratio of net investment income
to average net assets (%)                            6.39             6.50             6.91             7.10             7.71
------------------------------------------------------------------------------------------------------------------------------------
Portfolio turnover (%)                             265.71           213.46           169.29           128.82           129.95
------------------------------------------------------------------------------------------------------------------------------------

  + Commencement of operations.

  * Not annualized.

(a) Total investment return assumes dividend reinvestment and does not reflect the effect of sales charge.

(b) The ratio of expenses to average net assets for the year ended October 31, 1995 and thereafter, includes amounts paid through expense offset arrangements. Prior period ratios exclude these amounts. (Note 2).

(c) Per share net investment income has been determined on the basis of the weighted average number of shares outstanding during the period.




Financial highlights
(For a share outstanding throughout the period)

CLASS B
------------------------------------------------------------------------------------------------------------------------------------

                                                                                                               For the period
Per-share                                                                                                       March 1, 1993+
operating performance                                                 Year ended October 31                     to October 31
------------------------------------------------------------------------------------------------------------------------------------
                                                     1997             1996             1995             1994             1993
------------------------------------------------------------------------------------------------------------------------------------
Net asset value,
beginning of period                                 $6.99            $7.04            $6.50            $7.34            $7.19
------------------------------------------------------------------------------------------------------------------------------------
Investment operations
------------------------------------------------------------------------------------------------------------------------------------
Net investment income                                 .39              .40              .42              .48              .28 (c)
------------------------------------------------------------------------------------------------------------------------------------
Net realized and unrealized
gain (loss) on investments                            .16             (.04)             .55             (.83)             .22
------------------------------------------------------------------------------------------------------------------------------------
Total from
investment operations                                 .55              .36              .97             (.35)             .50
------------------------------------------------------------------------------------------------------------------------------------
Less distributions:
------------------------------------------------------------------------------------------------------------------------------------
From net
investment income                                    (.39)            (.41)            (.43)            (.38)            (.35)
------------------------------------------------------------------------------------------------------------------------------------
In excess of net
investment income                                      --               --               --               --               --
------------------------------------------------------------------------------------------------------------------------------------
From net realized gain
on investments                                       (.04)              --               --             (.04)              --
------------------------------------------------------------------------------------------------------------------------------------
From return of capital                                 --               --               --             (.07)              --
------------------------------------------------------------------------------------------------------------------------------------
Total distributions                                  (.43)            (.41)            (.43)            (.49)            (.35)
------------------------------------------------------------------------------------------------------------------------------------
Net asset value,
end of period                                       $7.11            $6.99            $7.04            $6.50            $7.34
------------------------------------------------------------------------------------------------------------------------------------

Ratios and supplemental data
------------------------------------------------------------------------------------------------------------------------------------
Total investment return
at net asset value (%)(a)                            8.15             5.32            15.46            (4.98)            7.18*
------------------------------------------------------------------------------------------------------------------------------------
Net assets, end of period
(in thousands)                                   $403,704         $340,775         $260,769         $169,501          $92,832
------------------------------------------------------------------------------------------------------------------------------------
Ratio of expenses to
average net assets (%)(b)                            1.92             1.92             1.80             1.59             1.03*
------------------------------------------------------------------------------------------------------------------------------------
Ratio of net investment income
to average net assets (%)                            5.64             5.76             6.14             6.40             4.37*
------------------------------------------------------------------------------------------------------------------------------------
Portfolio turnover (%)                             265.71           213.46           169.29           128.82           129.95
------------------------------------------------------------------------------------------------------------------------------------

  + Commencement of operations.

  * Not annualized.

(a) Total investment return assumes dividend reinvestment and does not reflect the effect of sales charge.

(b) The ratio of expenses to average net assets for the year ended October 31, 1995 and thereafter, includes amounts paid through expense offset arrangements. Prior period ratios exclude these amounts. (Note 2).

(c) Per share net investment income has been determined on the basis of the weighted average number of shares outstanding during the period.




Financial highlights
(For a share outstanding throughout the period)

CLASS M
------------------------------------------------------------------------------------------------------------------------------------

                                                                                                               For the period
Per-share                                                                                                       Dec. 14, 1994+
operating performance                                                                  Year ended October 31    to October 31
------------------------------------------------------------------------------------------------------------------------------------
                                                                                       1997             1996             1995
------------------------------------------------------------------------------------------------------------------------------------
Net asset value,
beginning of period                                                                   $6.99            $7.04            $6.50
------------------------------------------------------------------------------------------------------------------------------------
Investment operations
------------------------------------------------------------------------------------------------------------------------------------
Net investment income                                                                   .43              .44              .43
------------------------------------------------------------------------------------------------------------------------------------
Net realized and unrealized
gain (loss) on investments                                                              .16             (.04)             .54
------------------------------------------------------------------------------------------------------------------------------------
Total from
investment operations                                                                   .59              .40              .97
------------------------------------------------------------------------------------------------------------------------------------
Less distributions:
------------------------------------------------------------------------------------------------------------------------------------
From net
investment income                                                                      (.43)            (.45)            (.43)
------------------------------------------------------------------------------------------------------------------------------------
In excess of net
investment income                                                                        --               --               --
------------------------------------------------------------------------------------------------------------------------------------
From net realized gain
on investments                                                                         (.04)              --               --
------------------------------------------------------------------------------------------------------------------------------------
From return of capital                                                                   --               --               --
------------------------------------------------------------------------------------------------------------------------------------
Total distributions                                                                    (.47)            (.45)            (.43)
------------------------------------------------------------------------------------------------------------------------------------
Net asset value,
end of period                                                                         $7.11            $6.99            $7.04
------------------------------------------------------------------------------------------------------------------------------------

Ratios and supplemental data
------------------------------------------------------------------------------------------------------------------------------------
Total investment return
at net asset value (%)(a)                                                              8.74             5.92            15.43*
------------------------------------------------------------------------------------------------------------------------------------
Net assets, end of period
(in thousands)                                                                     $368,297          $18,937           $7,673
------------------------------------------------------------------------------------------------------------------------------------
Ratio of expenses to
average net assets (%)(b)                                                              1.42             1.42             1.19*
------------------------------------------------------------------------------------------------------------------------------------
Ratio of net investment income
to average net assets (%)                                                              5.76             6.28             5.17*
------------------------------------------------------------------------------------------------------------------------------------
Portfolio turnover (%)                                                               265.71           213.46           169.29
------------------------------------------------------------------------------------------------------------------------------------

  + Commencement of operations.

  * Not annualized.

(a) Total investment return assumes dividend reinvestment and does not reflect the effect of sales charge.

(b) The ratio of expenses to average net assets for the year ended October 31, 1995 and thereafter, includes amounts paid through expense offset arrangements. Prior period ratios exclude these amounts. (Note 2).

(c) Per share net investment income has been determined on the basis of the weighted average number of shares outstanding during the period.



Financial highlights
(For a share outstanding throughout the period)

CLASS Y
------------------------------------------------------------------------------------------------------------------------------------

                                                                                                               For the period
Per-share                                                                                                       June 16, 1994+
operating performance                                                        Year ended October 31              to October 31
------------------------------------------------------------------------------------------------------------------------------------
                                                                      1997             1996             1995             1994
------------------------------------------------------------------------------------------------------------------------------------
Net asset value,
beginning of period                                                  $7.02            $7.07            $6.52            $6.72
------------------------------------------------------------------------------------------------------------------------------------
Investment operations
------------------------------------------------------------------------------------------------------------------------------------
Net investment income                                                  .47              .47              .47              .19
------------------------------------------------------------------------------------------------------------------------------------
Net realized and unrealized
gain (loss) on investments                                             .16             (.04)             .57             (.21)
------------------------------------------------------------------------------------------------------------------------------------
Total from
investment operations                                                  .63              .43             1.04             (.02)
------------------------------------------------------------------------------------------------------------------------------------
Less distributions:
------------------------------------------------------------------------------------------------------------------------------------
From net
investment income                                                     (.46)            (.48)            (.49)            (.16)
------------------------------------------------------------------------------------------------------------------------------------
In excess of net
investment income                                                       --               --               --               --
------------------------------------------------------------------------------------------------------------------------------------
From net realized gain
on investments                                                        (.04)              --               --             (.02)
------------------------------------------------------------------------------------------------------------------------------------
From return of capital                                                  --               --               --               --
------------------------------------------------------------------------------------------------------------------------------------
Total distributions                                                   (.50)            (.48)            (.49)            (.18)
------------------------------------------------------------------------------------------------------------------------------------
Net asset value,
end of period                                                        $7.15            $7.02            $7.07            $6.52
------------------------------------------------------------------------------------------------------------------------------------
Ratios and supplemental data
------------------------------------------------------------------------------------------------------------------------------------
Total investment return
at net asset value (%)(a)                                               --             6.31            16.65            (0.35)*
------------------------------------------------------------------------------------------------------------------------------------
Net assets, end of period
(in thousands)                                                    $170,902         $133,516         $107,414           $7,517
------------------------------------------------------------------------------------------------------------------------------------
Ratio of expenses to
average net assets (%)(b)                                              .92              .92              .86              .24*
------------------------------------------------------------------------------------------------------------------------------------
Ratio of net investment income
to average net assets (%)                                             6.64             6.76             7.14             2.91*
------------------------------------------------------------------------------------------------------------------------------------
Portfolio turnover (%)                                              265.71           213.46           169.29           128.82
------------------------------------------------------------------------------------------------------------------------------------

  + Commencement of operations.

  * Not annualized.

(a) Total investment return assumes dividend reinvestment and does not reflect the effect of sales charge.

(b) The ratio of expenses to average net assets for the year ended October 31, 1995 and thereafter, includes amounts paid through expense offset arrangements. Prior period ratios exclude these amounts. (Note 2).

(c) Per share net investment income has been determined on the basis of the weighted average number of shares outstanding during the period.




Notes to financial statements
October 31, 1997

Note 1
Significant accounting policies

Putnam Income Fund (the "fund") is registered under the Investment Company Act of 1940, as amended, as a diversified, open-end management investment company. The fund seeks high current income consistent with what Putnam Investment Management, Inc. ("Putnam Management"), the fund's manager, a wholly-owned subsidiary of Putnam Investments, Inc. believes to be prudent risk. The fund invests in a portfolio of debt securities, both government and corporate obligations, preferred stocks and dividend-paying common stocks.

The fund offers class A, class B, class M and class Y shares. Class A shares are sold with a maximum front-end sales charge of 4.75%. Class B shares, which convert to class A shares after approximately eight years, do not pay a front-end sales charge but pay a higher ongoing distribution fee than class A shares, and may be subject to a contingent deferred sales charge, if those shares are redeemed within six years of purchase. Class M shares are sold with a maximum front end sales charge of 3.25% and pay an ongoing distribution fee that is higher than class A shares but lower than class B shares. Class Y shares, which are sold at net asset value, are generally subject to the same expenses as class A shares, class B, and class M shares, but do not bear a distribution fee. Class Y shares are sold to defined contribution plans that invest at least $250 million in a combination of Putnam Funds and other accounts managed by affiliates of Putnam Management.

Expenses of the fund are borne pro-rata by the holders of each class of shares, except that each class bears expenses unique to that class (including the distribution fees applicable to such class). Each class votes as a class only with respect to its own distribution plan or other matters on which a class vote is required by law or determined by the Trustees. Shares of each class would receive their pro-rata share of the net assets of the fund, if that fund were liquidated. In addition, the Trustees declare separate dividends on each class of shares.

The following is a summary of significant accounting policies consistently followed by the fund in the preparation of its financial statements. The preparation of financial statements is in conformity with generally accepted accounting principles and requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities. Actual results could differ from those estimates.

A) Security valuation Investments for which market quotations are readily available are stated at market value, which is determined using the last reported sale price, or, if no sales are reported -- as in the case of some securities traded over-the-counter -- the last reported bid price. Securities quoted in foreign currencies are translated into U.S. dollars at the current exchange rate. Short-term investments having remaining maturities of 60 days or less are stated at amortized cost, which approximates market value, and other investments are stated at fair market value following procedures approved by the Trustees. Market quotations are not considered to be readily available for certain long-term corporate bonds and notes; such investments are stated at fair value on the basis of valuations furnished by a pricing service, approved by the Trustees, which determines valuations for normal, institutional-size trading units of such securities using methods based on market transactions for comparable securities and various relationships between securities which are generally recognized by institutional traders.

B) Joint trading account Pursuant to an exemptive order issued by the Securities and Exchange Commission, the fund may transfer uninvested cash balances into a joint trading account along with the cash of other registered investment companies and certain other accounts managed by Putnam Management. These balances may be invested in one or more repurchase agreements and/or short-term money market instruments.

C) Repurchase agreements The fund, or any joint trading account, through its custodian, receives delivery of the underlying securities, the market value of which at the time of purchase is required to be in an amount at least equal to the resale price, including accrued interest. Putnam Management is responsible for determining that the value of these underlying securities is at all times at least equal to the resale price, including accrued interest.

D) Security transactions and related investment income Security transactions are accounted for on the trade date (date the order to buy or sell is executed). Interest income is recorded on the accrual basis. Dividend income is recorded on the ex-dividend date except that certain dividends from foreign securities are recorded as soon as the fund is informed of the ex-dividend date. Discounts on zero coupon bonds, original issue discount bonds, stepped-coupon bonds and payment in kind bonds are accreted according to the yield-to-maturity method. Any premium resulting from the purchase of stepped-coupon securities is amortized on a yield-to-maturity basis.

Securities purchased or sold on a (when-issued or forward commitment or delayed delivery) basis may be settled a month or more after the trade date; interest income is accrued based on the terms of the security. Losses may arise due to changes in the market value of the underlying securities or if the counterparty does not perform under the contract.

E) Foreign currency translation The accounting records of the fund are maintained in U.S. dollars. The market value of foreign securities, currency holdings, other assets and liabilities are recorded in the books and records of the fund after translation to U.S. dollars based on the exchange rates on that day. The cost of each security is determined using historical exchange rates. Income and withholding taxes are translated at prevailing exchange rates when accrued or incurred. The fund does not isolate that portion of realized or unrealized gains or losses resulting from changes in the foreign exchange rate on investments from fluctuations arising from changes in the market prices of the securities. Such gains and losses are included with the net realized and unrealized gain or loss on investments. Net realized gains and losses on foreign currency transactions represent net exchange gains or losses on closed forward currency contracts, disposition of foreign currencies and the difference between the amount of investment income and foreign withholding taxes recorded on the fund's books and the U.S. dollar equivalent amounts actually received or paid. Net unrealized appreciation and depreciation of assets and liabilities in foreign currencies arise from changes in the value of open forward currency contracts and assets and liabilities other than investments at the period end, resulting from changes in the exchange rate.

F) Forward currency contracts The fund may engage in forward currency contracts, which are agreements between two parties to buy and sell currencies at a set price on a future date, to protect against a decline in value relative to the U.S. dollar of the currencies in which its portfolio securities are denominated or quoted (or an increase in the value of a currency in which securities a fund intends to buy are denominated, when a fund holds cash reserves and short-term investments). The U.S. dollar value of forward currency contracts is determined using current forward currency exchange rates supplied by a quotation service.
The market value of the contract will fluctuate with changes in currency exchange rates. The contract is "marked to market" daily and the change in market value is recorded as an unrealized gain or loss. When the contract is closed, the fund records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed. The fund could be exposed to risk if the value of the currency changes unfavorably, if the counterparties to the contracts are unable to meet the terms of their contracts or if the fund is unable to enter into a closing position.

G) Futures and options contracts The fund may use futures and options contracts to hedge against changes in the values of securities the fund owns or expects to purchase. The fund may also write options on securities it owns or in which it may invest to increase its current returns.

The potential risk to the fund is that the change in value of futures and options contracts may not correspond to the change in value of the hedged instruments. In addition, losses may arise from changes in the value of the underlying instruments, if there is an illiquid secondary market for the contracts, or if the counterparty to the contract is unable to perform. When the contract is closed, the fund records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed. Realized gains and losses on purchased options are included in realized gains and losses on investment securities.

Futures contracts are valued at the quoted daily settlement prices established by the exchange on which they trade. Exchange traded options are valued at the last sale price, or if no sales are reported, the last bid price for purchased options and the last ask price for written options. Options traded over-the-counter are valued using prices supplied by dealers.

H) Line of credit The fund has entered into a committed line of credit with certain banks. This line of credit agreement includes restrictions that the fund maintain an asset coverage ratio at least 300% and borrowings must not exceed prospectus limitations. For the year ended October 31, 1997, the fund had no borrowings against the line of credit.

I) TBA purchase commitments The fund may enter into "TBA" (to be announced) purchase commitments to purchase securities for a fixed unit price at a future date beyond customary settlement time. Although the unit price has been established, the principal value has not been finalized. However, the amount of the commitments will not fluctuate more than 1.0% from the principal amount. The fund holds, and maintains until settlement date, cash or high-grade debt obligations in an amount sufficient to meet the purchase price, or the fund may enter into offsetting contracts for the forward sale of other securities it owns. Income on the securities will not be earned until settlement date. TBA purchase commitments may be considered securities in themselves, and involve a risk of loss if the value of the security to be purchased declines prior to the settlement date, which risk is in addition to the risk of decline in the value of the fund's other assets. Unsettled TBA purchase commitments are valued at the current market value of the underlying securities, according to the procedures described under "Security valuation" above.

Although the fund will generally enter into TBA purchase commitments with the intention of acquiring securities for their portfolio or for delivery pursuant to options contracts it has entered into, the fund may dispose of a commitment prior to settlement if Putnam Management deems it appropriate to do so.

J) TBA sale commitments The fund may enter into TBA sale commitments to hedge its portfolio positions or to sell mortgage-backed securities it owns under delayed delivery arrangements. Proceeds of TBA sale commitments are not received until the contractual settlement date. During the time a TBA sale commitment is outstanding, equivalent deliverable securities, or an offsetting TBA purchase commitment deliverable on or before the sale commitment date, are held as "cover" for the transaction.

Unsettled TBA sale commitments are valued at the current market value of the underlying securities, generally according to the procedures described under "Security valuation" above. The contract is "marked-to-market" daily and the change in market value is recorded by the fund as an unrealized gain or loss. If the TBA sale commitment is closed through the acquisition of an offsetting purchase commitment, the fund realizes a gain or loss. If the fund delivers securities under the commitment, the fund realizes a gain or a loss from the sale of the securities based upon the unit price established at the date the commitment was entered into.

K) Federal taxes It is the policy of the fund to distribute all of its taxable income within the prescribed time and otherwise comply with the provisions of the Internal Revenue Code applicable to regulated investment companies. It is also the intention of the fund to distribute an amount sufficient to avoid imposition of any excise tax under Section 4982 of the Internal Revenue Code of 1986, as amended. Therefore, no provision has been made for federal taxes on income, capital gains or unrealized appreciation on securities held nor for excise tax on income and capital gains.

L) Distributions to shareholders Distributions to shareholders from net investment income are recorded by the fund on the ex-dividend date. Capital gain distributions, if any, are recorded on the ex-dividend date and paid at least annually. The amount and character of income and gains to be distributed are determined in accordance with income tax regulations which may differ from generally accepted accounting principles. These differences include temporary and permanent differences of market discount, paydown gains and losses on mortgage-backed securities, realized and unrealized gains and losses on forward foreign currency contracts and currency gains and losses on foreign bonds. Reclassifications are made to the fund's capital accounts to reflect income and gains available for distribution (or available capital loss carryovers) under income tax regulations. For the year ended October 31, 1997, the fund reclassified $4,528,383 to decrease undistributed net investment income and $16,738 to decrease paid-in-capital, with an increase to accumulated net realized gain on investments of $4,545,121. The calculation of net investment income per share in the financial highlights table excludes these adjustments.

Note 2
Management fees, administrative services, and other transactions

Compensation of Putnam Management, for management and investment advisory services is paid quarterly based on the average net assets of the fund. Such fee is based on the following annual rates: 0.65% of the first $500 million of average net assets, 0.55% of the next $500 million, 0.50% of the next $500 million, 0.45% of the next $5 billion, 0.425% of the next $5 billion, 0.405% of the next $5 billion, 0.39% of the next $5 billion, and 0.38% thereafter.

The fund reimburses Putnam Management an allocated amount for the compensation and related expenses of certain officers of the fund and their staff who provide administrative services to the fund. The aggregate amount of all such reimbursements is determined annually by the Trustees.

Custodial functions for the fund's assets are provided by Putnam Fiduciary Trust Company (PFTC), a subsidiary of Putnam Investments, Inc. Investor servicing agent functions are provided by Putnam Investor Services, a division of PFTC.

For the year ended October 31, 1997, fund expenses were reduced by $478,593 under expense offset arrangements with PFTC. Investor servicing and custodian fees reported in the Statement of operations exclude these credits. The fund could have invested a portion of the assets utilized in connection with the expense offset arrangements in an income producing asset if it had not entered into such arrangements.

Trustees of the funds receive an annual Trustees fee of which $1,380 has been allocated to the fund and an additional fee for each Trustee's meeting attended. Trustees who are not interested persons of Putnam Management and who serve on committees of the Trustees receive additional fees for attendance at certain committee meetings.

The fund has adopted a Trustee Fee Deferral Plan (the "Deferral Plan") which allows the Trustees to defer the receipt of all or a portion of Trustees Fees payable on or after July 1, 1995. The deferred fees remain in the fund and are invested in certain Putnam funds until distribution in accordance with the Deferral Plan.

The fund has adopted an unfunded noncontributory defined benefit pension plan (the "Pension Plan") covering all Trustees of the fund who have served as Trustee for at least five years. Benefits under the Pension Plan are equal to 50% of the Trustee's average total retainer and meeting fees for the three years preceding retirement. Pension expense for the fund is included in Compensation of trustees in the Statement of operations. Accrued pension liability is included in Payable for compensation of Trustees in the Statement of assets and liabilities.

The fund has adopted distribution plans (the "Plans") with respect to its class A, class B and class M shares pursuant to Rule 12b-1 under the Investment Company Act of 1940. The purpose of the Plans is to compensate Putnam Mutual Funds Corp., a wholly-owned subsidiary of Putnam Investments Inc., for services provided and expenses incurred by it in distributing shares of the fund. The Plans provide for payments by the fund to Putnam Mutual Funds Corp. at an annual rate up to 0.35%, 1.00% and 1.00% of the average net assets attributable to class A, class B and class M shares, respectively. The Trustees currently limit payment by the fund to an annual rate of 0.25%, 1.00% and 0.50% of the average net assets attributable to class A, class B and class M shares respectively.

For the year ended October 31, 1997, Putnam Mutual Funds Corp., acting as underwriter received net commissions of $332,989 and $963,584 from the sale of class A and class M shares, respectively and $744,912 in contingent deferred sales charges from redemptions of class B shares. A deferred sales charge of up to 1% is assessed on certain redemptions of class A shares. For the year ended October 31, 1997, Putnam Mutual Funds Corp., acting as underwriter received $35,488 on class A redemptions.

Note 3
Purchase and sales of securities

During the year ended October 31, 1997, purchases and sales of investment securities other than U.S. government obligations and short-term investments aggregated $1,948,233,916 and $1,604,073,256, respectively. Purchases and sales of U.S. government obligations aggregated $3,171,199,953 and $2,864,721,388, respectively. In determining the net gain or loss on securities sold, the cost of securities has been determined on the identified cost basis.

Written option transactions during the year are summarized as follows:

                                   Contract         Premiums
                                    Amounts         Received
------------------------------------------------------------
Written options
outstanding at
beginning of year                       $--              $--
Options opened                   32,758,000          502,835

Options closed                  (32,758,000)        (502,835)
------------------------------------------------------------
Written options
outstanding at
end of year                             $--              $--
------------------------------------------------------------

Note 4
Capital shares

At October 31, 1997, there was an unlimited number of shares of beneficial interest authorized. Transactions in capital shares were as follows:

                                            Year ended
                                         October 31, 1997
------------------------------------------------------------
Class A                              Shares           Amount
------------------------------------------------------------
Shares sold                      77,412,276    $ 543,976,678
------------------------------------------------------------
Shares issued in
connection with
reinvestment of
distributions                     8,301,268       58,159,711
------------------------------------------------------------
                                 85,713,544      602,136,389

Shares
repurchased                     (52,076,132)    (365,715,762)
------------------------------------------------------------
Net increase                     33,637,412    $ 236,420,627
------------------------------------------------------------

                                            Year ended
                                         October 31, 1996
------------------------------------------------------------
Class A                              Shares           Amount
------------------------------------------------------------
Shares sold                      51,499,246    $ 358,192,745
------------------------------------------------------------
Shares issued in
connection with
reinvestment of
distributions                     6,891,807       47,867,344
------------------------------------------------------------
                                 58,391,053      406,060,089

Shares
repurchased                     (41,990,050)    (291,589,053)
------------------------------------------------------------
Net increase                     16,401,003    $ 114,471,036
------------------------------------------------------------

                                            Year ended
                                         October 31, 1997
------------------------------------------------------------
Class B                              Shares           Amount
------------------------------------------------------------
Shares sold                      20,253,849    $ 141,668,032
------------------------------------------------------------
Shares issued in
connection with
reinvestment of
distributions                     2,260,966       15,771,501
------------------------------------------------------------
                                 22,514,815      157,439,533
------------------------------------------------------------
Shares
repurchased                     (14,489,029)    (101,264,493)
------------------------------------------------------------
Net increase                      8,025,786    $  56,175,040
------------------------------------------------------------

                                            Year ended
                                         October 31, 1996
------------------------------------------------------------
Class B                              Shares           Amount
------------------------------------------------------------
Shares sold                      26,294,130    $ 182,625,950
------------------------------------------------------------
Shares issued in
connection with
reinvestment of
distributions                     1,699,732       11,736,562
------------------------------------------------------------
                                 27,993,862      194,362,512
------------------------------------------------------------
Shares
repurchased                     (16,265,239)    (112,753,976)
------------------------------------------------------------
Net increase                     11,728,623    $  81,608,536
------------------------------------------------------------

                                            Year ended
                                         October 31, 1997
------------------------------------------------------------
Class M                             Shares            Amount
------------------------------------------------------------
Shares sold                      50,210,110    $ 355,774,387
------------------------------------------------------------
Shares issued in
connection with
reinvestment of
distributions                       192,477        1,342,428
------------------------------------------------------------
                                 50,402,587      357,116,815

Shares
repurchased                      (1,311,388)      (9,197,153)
------------------------------------------------------------
Net increase                     49,091,199    $ 347,919,662
------------------------------------------------------------

                                            Year ended
                                         October 31, 1996
------------------------------------------------------------
Class M                             Shares            Amount
------------------------------------------------------------
Shares sold                       2,331,089    $  16,185,461
------------------------------------------------------------
Shares issued in
connection with
reinvestment of
distributions                       104,715          721,051
------------------------------------------------------------
                                  2,435,804       16,906,512

Shares
repurchased                        (816,055)      (5,631,015)
------------------------------------------------------------
Net increase                      1,619,749    $  11,275,497
------------------------------------------------------------

                                            Year ended
                                         October 31, 1997
------------------------------------------------------------
Class Y                              Shares           Amount
------------------------------------------------------------
Shares sold                      13,478,379    $  94,976,470
------------------------------------------------------------
Shares issued in
connection with
reinvestment of
distributions                     1,374,239        9,630,300
------------------------------------------------------------
                                 14,852,618      104,606,770

Shares
repurchased                      (9,971,826)     (70,027,591)
------------------------------------------------------------
Net increase                      4,880,792    $  34,579,179
------------------------------------------------------------

                                            Year ended
                                         October 31, 1996
------------------------------------------------------------
Class Y                              Shares           Amount
------------------------------------------------------------
Shares sold                       9,748,399    $  68,812,178
------------------------------------------------------------
Shares issued in
connection with
reinvestment of
distributions                     1,242,297        8,614,367
------------------------------------------------------------
                                 10,990,696       77,426,545

Shares
repurchased                      (7,183,980)     (49,934,355)
------------------------------------------------------------
Net increase                      3,806,716    $  27,492,190
------------------------------------------------------------



Federal tax information
(Unaudited)

Pursuant to Section 852 of the Internal Revenue Code, as amended, the Fund hereby designates $7,559,495 as long-term capital gain, for its taxable year ended October 31, 1997.

The fund has designated .40% of the distributions from net investment income as qualifying for the dividends received deduction for corporations.

The Form 1099 you receive in January 1998 will show the tax status of all distributions paid to your account in calendar 1997.



Fund information

INVESTMENT MANAGER

Putnam Investment
Management, Inc.
One Post Office Square
Boston, MA 02109

MARKETING SERVICES

Putnam Mutual Funds Corp.
One Post Office Square
Boston, MA 02109

CUSTODIAN

Putnam Fiduciary Trust Company

LEGAL COUNSEL

Ropes & Gray

INDEPENDENT ACCOUNTANTS
Coopers & Lybrand L.L.P.

TRUSTEES

George Putnam, Chairman
William F. Pounds, Vice Chairman
Jameson Adkins Baxter
Hans H. Estin
John A. Hill
Ronald J. Jackson
Elizabeth T. Kennan
Lawrence J. Lasser
Robert E. Patterson
Donald S. Perkins
George Putnam, III
A.J.C. Smith
W. Thomas Stephens
W. Nicholas Thorndike

OFFICERS

George Putnam
President

Charles E. Porter
Executive Vice President

Patricia C. Flaherty
Senior Vice President

John D. Hughes
Senior Vice President and Treasurer

Lawrence J. Lasser
Vice President

Gordon H. Silver
Vice President

Gary N. Coburn
Vice President

William J. Curtin
Vice President

Kenneth J. Taubes
Vice President and Fund Manager

Robert M. Paine
Vice President and Fund Manager

D. William Kohli
Vice President and Fund Manager

William N. Shiebler
Vice President

John R. Verani
Vice President

Paul M. O'Neil
Vice President

Beverly Marcus
Clerk and Assistant Treasurer

This report is for the information of shareholders of Putnam Income Fund. It may also be used as sales literature when preceded or accompanied by the current prospectus, which gives details of sales charges, investment objectives, and operating policies of the fund, and the most recent copy of Putnam's Quarterly Performance Summary. For more information or to request a prospectus, call toll free: 1-800-225-1581. You can also learn more at Putnam Investments' website: http://www.putnaminv.com.

Shares of mutual funds are not deposits or obligations of, or guaranteed or endorsed by, any financial institution; are not insured by the Federal Deposit Insurance Corporation (FDIC), the Federal Reserve Board, or any other agency; and involve risk, including the possible loss of the principal amount invested.

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PUTNAM INVESTMENTS

The Putnam Funds
One Post Office Square
Boston, Massachusetts 02109

--------------------
Bulk Rate
U.S. Postage
PAID
Putnam
Investments
--------------------

38088-004/312/510/514     12/97


PUTNAM INVESTMENTS                                       [SCALE LOGO OMITTED]
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Putnam Income Fund
Supplement to Annual Report dated October 31, 1997

The following information has been prepared to provide class Y shareholders with a performance overview specific to their holdings. Class Y shares are offered exclusively to defined contribution plans investing $250 million or more in one or more of Putnam's funds or private accounts. Performance of class Y shares, which incur neither a front-end load, distribution fee, nor contingent deferred sales charge, will differ from performance of class A and B shares, which are discussed more extensively in the annual report.

FISCAL 1997 ANNUAL RESULTS AT A GLANCE
-----------------------------------------------------------------------------
10/31/96 to 10/31/97
Annual fiscal period                        9.23%
Five years                                 48.36
Annual average                              8.21
Ten years                                 154.60
Annual average                              9.80
Life of class (since 11/1/54  )
Annual average                              8.71
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Share value                                     NAV

10/31/96                                  $7.02
10/31/97                                  $7.15
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Distributions          No.          Income        Capital gains       Total
                                Short    Long
10/31/96 to 10/31/97   12      $0.457   $0.000       $0.035           $0.492
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Please note that past performance does not indicate future results.
Investment return and principal value will fluctuate so your shares, when redeemed, may be worth more or less than their original cost. See full Annual Report for information on comparative benchmarks. If you have questions, please consult your fund prospectus or call Putnam toll free at 1-800-752-9894.